                                                                  Exhibit 10.6.d



              FMC TECHNOLOGIES, INC. EMPLOYEES' RETIREMENT PROGRAM

                                     PART II

                     UNION HOURLY EMPLOYEES' RETIREMENT PLAN

                                TABLE OF CONTENTS
                                -----------------

INTRODUCTION..................................................................................................     1


ARTICLE I.....................................................................................................     2

   Definitions................................................................................................     2
   -----------
   Actuarial Equivalent.......................................................................................     2
   --------------------
   Administrator..............................................................................................     2
   -------------
   Affiliate..................................................................................................     3
   ---------
   Annuity Starting Date......................................................................................     3
   ---------------------
   Beneficiary................................................................................................     3
   -----------
   Board......................................................................................................     3
   -----
   Benefits Agreement.........................................................................................     3
   ------------------
   Code.......................................................................................................     3
   ----
   Collective Bargaining Agreement............................................................................     3
   -------------------------------
   Committee..................................................................................................     4
   ---------
   Company....................................................................................................     4
   -------
   Early Retirement Benefit...................................................................................     4
   ------------------------
   Early Retirement Date......................................................................................     4
   ---------------------
   Effective Date.............................................................................................     4
   --------------
   Eligible Employee..........................................................................................     4
   -----------------
   Employee...................................................................................................     4
   --------
   Employment Commencement Date...............................................................................     4
   ----------------------------
   ERISA......................................................................................................     4
   -----
   50% Joint and Survivor's Annuity...........................................................................     4
   --------------------------------
   FMC........................................................................................................     5
   ---
   FMC Beneficiary............................................................................................     5
   ---------------
   FMC Joint Annuitant........................................................................................     5
   -------------------
   FMC Participant............................................................................................     5
   ---------------
   FMC Plan...................................................................................................     5
   --------
   FTI Spinoff................................................................................................     5
   -----------
   Hour of Service............................................................................................     5
   ---------------
   Individual Life Annuity....................................................................................     5
   -----------------------
   Investment Manager.........................................................................................     5
   ------------------
   Leased Employee............................................................................................     5
   ---------------
   Normal Retirement Benefit..................................................................................     5
   -------------------------
   Normal Retirement Date.....................................................................................     5
   ----------------------
   100% Joint and Survivor's Annuity..........................................................................     6
   ---------------------------------
   One-Year Period of Severance...............................................................................     6
   ----------------------------
   Participant................................................................................................     6
   -----------
   Participating Employer.....................................................................................     6
   ----------------------
   Period of Service..........................................................................................     6
   -----------------
   Period of Severance........................................................................................     6
   -------------------
   Plan.......................................................................................................     6
   ----
   Plan Year..................................................................................................     6
   ---------
   Reemployment Commencement Date.............................................................................     6
   ------------------------------
   Severance From Service Date................................................................................     6
   ---------------------------
   Supplement.................................................................................................     7
   ----------
   Total and Permanent Disability.............................................................................     7
   ------------------------------
   Trust......................................................................................................     7
   -----
   Trust Fund.................................................................................................     8
   ----------
   Year of Credited Service...................................................................................     8
   ------------------------
   Year of Vesting Service....................................................................................     8
   -----------------------

ARTICLE II....................................................................................................    10

   Participation.................................................................................................    10
   -------------
   2.1    Eligibility and Commencement of Participation..........................................................    10
          ---------------------------------------------
   2.2    Provision of Information...............................................................................    10
          ------------------------
   2.3    Termination of Participation...........................................................................    10
          ----------------------------
   2.4    Special Rules Relating to Veterans' Reemployment Rights................................................    10
          -------------------------------------------------------

ARTICLE III......................................................................................................    11

   Normal, Early and Deferred Retirement Benefits................................................................    11
   ----------------------------------------------
   3.1    Normal Retirement Benefits.............................................................................    11
          --------------------------
   3.2    Early Retirement Benefits..............................................................................    11
          -------------------------
   3.3    Deferred Retirement Benefits...........................................................................    12
          ----------------------------
   3.4    Suspension of Benefits.................................................................................    13
          ----------------------
   3.5    Benefit Limitations....................................................................................    15
          -------------------
   3.6    FMC Participants' Benefits.............................................................................    17
          --------------------------

ARTICLE IV.......................................................................................................    18

   Termination Benefits..........................................................................................    18
   --------------------
   4.1    Termination of Service.................................................................................    18
          ----------------------
   4.2    Amount of Termination Benefit..........................................................................    18
          -----------------------------

ARTICLE V........................................................................................................    19

   Disability Retirement Benefits................................................................................    19
   ------------------------------
   5.1    Disability Retirement..................................................................................    19
          ---------------------
   5.2    Amount of Disability Retirement Benefit................................................................    19
          ---------------------------------------

ARTICLE VI.......................................................................................................    20

   Payment of Retirement Benefits................................................................................    20
   ------------------------------
   6.1    Normal Form of Benefit.................................................................................    20
          ----------------------
   6.2    Optional Forms of Benefit..............................................................................    20
          -------------------------
   6.3    Election of Benefits...................................................................................    20
          --------------------
   6.4    FMC Participants in Pay Status.........................................................................    22
          ------------------------------

ARTICLE VII......................................................................................................    23

   Survivor's Benefits...........................................................................................    23
   -------------------
   7.1    Surviving Spouse's Benefit.............................................................................    23
          --------------------------
   7.2    Certain Former Employees...............................................................................    23
          ------------------------

ARTICLE VIII.....................................................................................................    24

   Fiduciaries...................................................................................................    24
   -----------
   8.1    Named Fiduciaries......................................................................................    24
          -----------------
   8.2    Employment of Advisers.................................................................................    24
          ----------------------
   8.3    Multiple Fiduciary Capacities..........................................................................    24
          -----------------------------
   8.4    Payment of Expenses....................................................................................    24
          -------------------
   8.5    Indemnification........................................................................................    25
          ---------------

ARTICLE IX.......................................................................................................    26

   Plan Administration...........................................................................................    26
   -------------------
   9.1    Powers, Duties and Responsibilities of the Administrator and the Committee.............................    26
          --------------------------------------------------------------------------
   9.2    Delegation of Administration Responsibilities..........................................................    26
          ---------------------------------------------
   9.3    Committee Members......................................................................................    27
          -----------------

ARTICLE X........................................................................................................    28

   Funding of the Plan...........................................................................................    28
   -------------------
   10.1   Appointment of Trustee.................................................................................    28
          ----------------------
   10.2   Actuarial Cost Method..................................................................................    28
          ---------------------
   10.3   Cost of the Plan.......................................................................................    28
          ----------------

   10.4   Funding Policy........................................................................................    28
          --------------
   10.5   Cash Needs of the Plan................................................................................    29
          ----------------------
   10.6   Public Accountant.....................................................................................    29
          -----------------
   10.7   Enrolled Actuary......................................................................................    29
          ----------------
   10.8   Basis of Payments to the Plan.........................................................................    29
          -----------------------------
   10.9   Basis of Payments from the Plan.......................................................................    29
          -------------------------------

ARTICLE XI......................................................................................................    30

   Plan Amendment or Termination................................................................................    30
   -----------------------------
   11.1   Plan Amendment or Termination.........................................................................    30
          -----------------------------
   11.2   Limitations on Plan Amendment.........................................................................    30
          -----------------------------
   11.3   Effect of Plan Termination............................................................................    30
          --------------------------
   11.4   Allocation of Trust Fund on Termination...............................................................    31
          ---------------------------------------

ARTICLE XII.....................................................................................................    32

   Miscellaneous Provisions.....................................................................................    32
   ------------------------
   12.1   Subsequent Changes....................................................................................    32
          ------------------
   12.2   Plan Mergers..........................................................................................    32
          ------------
   12.3   No Assignment of Property Rights......................................................................    32
          --------------------------------
   12.4   Beneficiary...........................................................................................    33
          -----------
   12.5   Benefits Payable to Minors, Incompetents and Others...................................................    33
          ---------------------------------------------------
   12.6   Employment Rights.....................................................................................    34
          -----------------
   12.7   Proof of Age and Marriage.............................................................................    34
          -------------------------
   12.8   Small Annuities.......................................................................................    34
          ---------------
   12.9   Controlling Law.......................................................................................    34
          ---------------
   12.10  Direct Rollover Option................................................................................    34
          ----------------------
   12.11  Claims Procedure......................................................................................    35
          ----------------
   12.12  Participation in the Plan by an Affiliate.............................................................    36
          -----------------------------------------
   12.13  Action by Participating Employers.....................................................................    37
          ---------------------------------

ARTICLE XIII....................................................................................................    38

   Top Heavy Provisions.........................................................................................    38
   --------------------
   13.1   Top Heavy Definitions.................................................................................    38
          ---------------------
   13.2   Determination of Top Heavy Status.....................................................................    41
          ---------------------------------
   13.3   Minimum Benefit Requirement for Top Heavy Plan........................................................    41
          ----------------------------------------------
   13.4   Vesting Requirement for Top Heavy Plan................................................................    42
          --------------------------------------

EXHIBIT A.......................................................................................................    44


SUPPLEMENT 1....................................................................................................    45


SUPPLEMENT 2....................................................................................................    49


SUPPLEMENT 3....................................................................................................    51


SUPPLEMENT 4....................................................................................................    56

              FMC TECHNOLOGIES, INC. EMPLOYEES' RETIREMENT PROGRAM

                                     PART II
                     UNION HOURLY EMPLOYEES' RETIREMENT PLAN

                                  INTRODUCTION

               The FMC Technologies, Inc. Employees' Retirement Program ("Program") is established effective May 1, 2001 in connection with a spin-off of assets and liabilities from the FMC Corporation Employees' Retirement Program (the "FMC Plan").

               The Program consists of two parts, Part I Salaried and Nonunion Hourly Employees' Retirement Plan and Part II Union Hourly Employees' Retirement Plan, which are contained in two separate plan documents. Supplements to Part I and Part II of the Program contain provisions which apply only to a specific group of Employees or Participants as specified therein and override any contrary provision of the Program or either Part I or Part II. This document is Part II Union Hourly Employees' Retirement Plan ("Plan") and covers certain eligible union hourly employees as provided in Article II Participation. This document is generally effective as of May 1, 2001, except as and to the extent otherwise provided herein. This document shall not be construed to affect an FMC Participant's accrued benefit under the FMC Plan or to alter in any way the rights of an FMC Participant, FMC Joint Annuitant, or FMC Beneficiary thereof who has retired, died or with respect to whom there has been a severance from service date under the FMC Plan.

               The Plan is intended to be qualified under Code Section 401(a), and its associated trust is intended to be tax exempt under Code Section 501(a). The Plan is intended also to meet the requirements of ERISA and shall be construed wherever possible to comply with the terms of the Code and ERISA. The Plan is intended to provide a regular monthly retirement benefit for employees who meet the eligibility requirements.

                                    ARTICLE I

                                   Definitions
                                   -----------

               For purposes of this Plan and any amendments to it, the following terms have the meanings ascribed to them below.

               Actuarial Equivalent means a benefit determined to be of equal
               --------------------
value to another benefit on the basis of either (a) the UP-1984 Mortality Table and 8-1/2% interest compounded annually or (b) the mortality table and interest rate described in the applicable Supplement.

               Notwithstanding the foregoing, for purposes of Section 12.8, Actuarial Equivalent value shall be determined as follows:

               (i) with respect to FMC Participants whose Annuity Starting Dates occurred prior to June 1, 1995, based on the actuarial assumptions described above; provided that the interest rate shall not exceed the rate for immediate annuities used by the Pension Benefit Guaranty Corporation for plans terminating on the first day of the Plan
                      Year that contains the Annuity Starting Date;

            (ii) with respect to FMC Participants with Annuity Starting Dates occurring on or after June 1, 1995, and who had an Hour of Service prior to August 31, 1999, based on the Group Annuity Mortality Table 1983 (weighted 50% male and 50% female) (or the applicable mortality table prescribed under Section 417(e)(3) of the Code) and the lesser of the interest rate described above or the applicable interest rate prescribed under Section 417(e)(3) of the Code the November preceding the Plan Year that contains Starting Date; and

            (iii) for Annuity Starting Dates occurring on or after August 31, 1999, with respect to any Participant who did not have an Hour of Service prior to August 31, 1999 based on the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female) (or the applicable mortality table, prescribed under Section 417(e)(3)of the Code) and the applicable interest rate prescribed under Section 417(e)(3) of the Code for the November preceding the Plan Year that contains the Annuity Starting Date.

            Administrator means the Company. The Plan is administered by the
            -------------
Company through the Committee. The Administrator and the Committee have the responsibilities specified in Article IX.

                  Affiliate means any corporation, partnership, or other entity
                  ---------
that is:

                  (a) a member of a controlled group of corporations of which the Company is a member (as described in Code
                         Section 414(b));

                  (b) a member of any trade or business under common control with the Company (as described in Code Section 414(c));

                  (c) a member of an affiliated service group that includes the Company (as described in Code Section 414(m));

                  (d) an entity required to be aggregated with the Company pursuant to regulations promulgated under Code Section 414(o); or

                  (e) a leasing organization that provides Leased Employees to the Company or an Affiliate (as determined under paragraphs (a) through (d) above), unless (i) the Leased Employees constitute less than 20% of the nonhighly compensated workforce of the Company and Affiliates (as determined under paragraphs (a) through (d) above; and (ii) the Leased Employees are covered by a plan described Code Section 414(n)(5).

                  "Leasing organization" has the meaning ascribed to it in the definition of "Leased Employee" below.

                  For purposes of Section 3.5, the 80% thresholds of Code Sections 414(b) and (c) are deemed to be "more than 50%," rather than "at least 80%."

                  Annuity Starting Date means the first day of the first period
                  ---------------------
for which an amount is paid in an annuity or other form of benefit. In the case of a lump sum distribution, the Annuity Starting Date is the date payment is actually made.

                  Beneficiary means the person or persons determined pursuant to
                  -----------
Section 12.4.

                  Board means the board of directors of the Company.
                  -----

                  Benefits Agreement means the Employee Benefits Agreement by
                  ------------------
and between FMC and the Company.

                  Code means the Internal Revenue Code of 1986, as amended from
                  ----
time to time. Reference to a specific provision of the Code includes that provision, any successor to it and any valid regulation promulgated under the provision or successor provision.

                  Collective Bargaining Agreement means the collective
                  -------------------------------
bargaining agreement referred to in the applicable Supplement.

                  Committee means the FTI Employee Benefits Plan Committee, as
                  ---------
described in Section 9.3, its authorized delegatee and any successor to the Committee.

                  Company means FMC Technologies, Inc., a Delaware corporation,
                  -------
and any successor to it.

                  Early Retirement Benefit means the benefits determined
                  ------------------------
pursuant to Section 3.2.

                  Early Retirement Date means the later of the Participant's
                  ---------------------
55th birthday and the date he or she acquires 10 Years of Credited Service.

                  Effective Date means (i) May 1, 2001, or if later, an
                  --------------
Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, or (ii) with respect to each FMC Participant, May 1, 2001 or, if later, the date such FMC Participant's accrued benefit under the FMC Plan is deemed transferred to this Plan under the Benefits Agreement.

                  Eligible Employee means an Employee of a Participating
                  -----------------
Employer, other than a Leased Employee, who is employed on an hourly basis and covered by the applicable Collective Bargaining Agreement which specifically provides for Plan participation, or to whom coverage under the Plan is extended by the Company.

                  Employee  means a common law employee or Leased  Employee of
                  --------
the Company or an  Affiliate, subject to the following rules:

                  (a) a person who is not a Leased Employee and who is engaged as an independent contractor is not an Employee;

                  (b) only individuals who are paid as employees from the payroll of the Company or an Affiliate and treated as employees are Employees under the Plan; and

                  (c) any person retroactively found to be a common law employee shall not be eligible to participate in the Plan for any period he was not an Employee under the Plan.

                  Employment Commencement Date means the date on which the
                  ----------------------------
Employee first performs an Hour of Service.

                  ERISA means the Employee Retirement Income Security Act of
                  -----
1974, as amended from time to time. Reference to a specific provision of ERISA includes the provision, any successor provision and any valid regulation promulgated under the provision or successor provision.

                  50% Joint and Survivor's Annuity means an immediate annuity
                  --------------------------------
which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than an Individual Life Annuity. After the Participant's death,

50% of such reduced annuity will be paid to the Participant's surviving spouse for such spouse's life.

                  FMC means FMC Corporation, a Delaware corporation.
                  ---

                  FMC Beneficiary means an individual who was receiving benefits
                  ---------------
under the FMC Plan as a result of the death of an FMC Participant and whose benefit was transferred to this Plan pursuant to the FTI Spinoff.

                  FMC Joint Annuitant means an individual who was designated as
                  -------------------
a joint annuitant of an FMC Participant under the FMC Plan, the benefits of such FMC Participant which were transferred to this Plan pursuant to the FTI Spinoff.

                  FMC Participant means any participant in Part II Union Hourly
                  ---------------
Employee's Retirement Plan of the FMC Plan who had their accrued benefit, years of credited service and years of vesting service under the FMC Plan transferred to this Plan, pursuant to the FTI Spinoff.

                  FMC Plan means the FMC Corporation Employees' Retirement
                  --------
Program.

                  FTI Spinoff means the transfer of assets and liabilities
                  -----------
attributable to FMC Participants from the FMC Plan to this Plan pursuant to the Benefits Agreement.

                  Hour of Service means each hour for which an Employee is
                  ---------------
directly or indirectly paid or entitled to payment by the Company or an Affiliate for the performance of duties, and, for each FMC Participant, each hour of service credited to such individual under the FMC Plan as of the date prior to the Effective Date for such FMC Participant.

                  Individual Life Annuity means an immediate annuity which
                  -----------------------
provides equal monthly payments for the Participant's life only.

                  Investment Manager means a person who is an "investment
                  ------------------
manager" as defined in section 3(38) of ERISA.

                  Leased Employee means an individual who performs services for
                  ---------------
the Company or an Affiliate on a substantially full-time basis for a period of at least 1 year, under the primary direction or control of the Company or an Affiliate, and under an agreement between the Company or Affiliate and a leasing organization. The leasing organization can be a third party or the Leased Employee himself.

                  Normal Retirement Benefit means the benefits determined
                  -------------------------
pursuant to Section 3.1.

                  Normal Retirement Date means the Participant's 65th birthday,
                  ----------------------
except as otherwise provided in the applicable Supplement.

                  100% Joint and Survivor's Annuity means an immediate annuity
                  ---------------------------------
which is the Actuarial Equivalent of an Individual Life Annuity, but which provides a smaller monthly annuity for the Participant's life than a 50% Joint and Survivor Annuity. After the Participant's death, 100% of such reduced annuity will continue to be paid to the Participant's surviving spouse for such spouse's life.

                  One-Year Period of Severance means a 12-consecutive-month
                  ----------------------------
period commencing on an Employee's Severance From Service Date in which the Employee is not credited with an Hour of Service.

                  Participant means an Eligible Employee who has begun but not
                  -----------
ended his or her participation in the Plan pursuant to the provisions of Article II and, unless specifically indicated otherwise, shall include each FMC Participant.

                  Participating Employer means the Company and each other
                  ----------------------
Affiliate that adopts the Plan with the consent of the Board, as provided in
Section 12.12.

                  Period of Service means the period commencing on the Effective
                  -----------------
Date and ending on the Severance From Service Date including, for each FMC Participant, periods of service credited under the FMC Plan as of the date immediately prior to the relevant Effective Date for such FMC Participant. All Periods of Service (whether or not consecutive) shall be aggregated. Notwithstanding the foregoing, if an Employee incurs a One-Year Period of Severance at a time when he or she has no vested interest under the Plan and the Employee does not perform an Hour of Service within 5 years after the beginning of the One-Year Period of Severance, the Period of Vesting Service prior to such One-Year Period of Severance shall not be aggregated.

                  Period of Severance means the period commencing on the
                  -------------------
Severance From Service Date and ending on the date on which the Employee again performs an Hour of Service.

                  Plan means Part II Union Hourly Employees' Retirement Plan
                  ----
of the FMC Technologies, Inc. Employees' Retirement Program.

                  Plan Year means the period beginning May 1, 2001 and ending
                  ---------
December 31, 2001 and thereafter the 12-month period beginning on January 1 and ending the next December 31.

                  Reemployment Commencement Date means the first date following
                  ------------------------------
a Period of Severance which is not required to be taken into account for purposes of an Employee's Period of Vesting Service on which the Employee performs an Hour of Service.

                  Severance From Service Date means the earliest of:
                  ---------------------------

                  (a) the date on which an Employee voluntarily terminates, retires, is discharged or dies;

                  (b) the first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Company and

                        Affiliates for any reason other than voluntary termination, retirement, discharge or death; or

                  (c) the second anniversary of the date an Employee is absent pursuant to a maternity or paternity leave of absence; provided, however, that the period between the first and second anniversaries of the first date of such absence shall be neither a Period of Service nor a One-Year Period of Severance.

                  Notwithstanding the foregoing, a Severance From Service Date shall not be considered to have occurred under the following circumstances:

                  (i)   during a leave of absence, vacation or holiday with pay;

                  (ii) during a leave of absence without pay granted by reason of disability or under the Family and Medical Leave Act of 1993;

                  (iii) during a period of qualified military service, provided the Employee makes application to return within 90 days after completion of active service and returns to active employment as an Employee while reemployment rights are protected by law. If the Employee does not so return, the Employee shall have a Severance From Service Date on the first anniversary of the date of entry into military service.

                  If the Employee violates the terms of a leave of absence, the Employee shall be deemed to have voluntarily terminated as of the date of such violation. In the case of a leave in excess of 12 months, if the Employee fails to return to active employment immediately after such leave, the Employee shall be deemed to have voluntarily terminated as of the last day of the 12th month of the leave.

                  A "maternity or paternity leave of absence" means an absence from work by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement.

                  Supplement means the provisions of the Plan which apply only
                  ----------
to a specific group of Employees or Participants as detailed in such Supplement and which override any contrary provision of the Plan.

                  Total and Permanent Disability has the meaning assigned
                  ------------------------------
thereto in the applicable Supplement.

                  Trust means the trust established by the Trust Agreement.
                  -----
"Trust Agreement" means the trust agreement or agreements, as amended from time to time, entered into by the Company and the Trustee pursuant to Section 8.1. "Trustee" means the trustee or trustees at any time appointed by the Company pursuant to Section 8.1.

                  Trust Fund means the trust fund established and maintained by
                  ----------
the Trustee to hold all assets of the Plan pursuant to the Trust Agreement.

                  Year of Credited Service means (a) for an FMC Participant, his
                  ------------------------
or her years of credited service under the FMC Plan prior to such FMC Participant's Effective Date and (b) the total number of calendar months during the Employee's Period of Service while the Employee is an Eligible Employee and after he has become a Participant divided by 12. A partial month in such Period of Service counts as a whole month, and fractional Years of Credited Service shall be taken into account in determining a Participant's benefits. Year of Credited Service shall also include such other periods as the Company recognizes as a Year of Credited Service, pursuant to written and nondiscriminatory rules.

                  Notwithstanding the foregoing, Credited Service shall not include: (i) any leave of absence without pay unless the Employee returns to active employment as an Employee immediately after such leave and abides by all the terms of the leave, (ii) any maternity or paternity leave of absence unless the Employee returns to active employment as an Employee within 12 months after the first day of such leave, or (iii) any period of service with respect to which such Eligible Employee accrues a benefit under the FMC Plan on or after May 1, 2001 or any pension, profit sharing or other retirement plan listed on Exhibit A.

                  Year of Vesting Service means (a) for an FMC Participant, his
                  -----------------------
or her years of service and years of vesting service credited under the FMC Plan prior to such FMC Participant's Effective Date, and (b) the total number of calendar months during the Employee's Period of Service divided by 12, determined in accordance with the following rules:

                  (i) a partial month in the Employee's Period of Service counts as a whole month;

                  (ii) if the Employee has a Severance From Service Date by reason of a voluntary termination, discharge or retirement and the Employee then performs 1 Hour of Service within 12 months of the Severance From Service Date, such Period of Severance is included in the Period of Service. If the Employee has a Severance From Service Date by reason of a voluntary termination, discharge or retirement during an absence from service of 12 months or less for any reason other than a voluntary termination, discharge or retirement, and then performs 1 Hour of Service within 12 months of the date on which the Employee was first absent from service, such Period of Severance is included in the Period of Service;

                  (iii)    period of Service also includes the following:

                           (1) a period of employment with an employer substantially all of the equity interest or assets of which have been acquired by the Company or an Affiliate, but only to the extent that the Company expressly recognizes such period as a Period of Service pursuant to written and nondiscriminatory rules; and

                 (2) such other periods as the Company recognizes as a Period of Service pursuant to written and nondiscriminatory rules.

                                   ARTICLE II

                                  Participation
                                  -------------

2.1  Eligibility and Commencement of Participation
     ---------------------------------------------

          Each FMC Participant shall automatically became a Participant in the Plan on such FMC Participant's Effective Date. Except as otherwise provided in the applicable Supplement, each other Employee shall automatically become a Participant in the Plan as of the date he or she satisfies all of the following requirements:

          (a)    the Employee is an Eligible Employee; and

          (b)    the Employee either (i) is a permanent, full-time employee, or
                 (ii) has completed not less than 1,000 Hours of Service in a 12-month period beginning on the Employee's Employment Commencement Date or any anniversary thereof.

2.2  Provision of Information
     ------------------------

          Each Participant must make available to the Administrator any information it reasonably requests. As a condition of participation in the Plan, an Employee agrees, on his or her own behalf and on behalf of all persons who may have or claim any right by reason of the Employee's participation in the Plan, to be bound by all provisions of the Plan.

2.3  Termination of Participation
     ----------------------------

          A Participant ceases to be a Participant when he or she dies or, if earlier, when his or her entire vested benefit accrued under the Plan has been paid to him or her.

2.4  Special Rules Relating to Veterans' Reemployment Rights
     -------------------------------------------------------

          Notwithstanding any provision of this Plan to the contrary, with respect to an Eligible Employee or Participant who is reemployed in accordance with the reemployment provisions of the Uniformed Services Employment and Reemployment Rights Act following a period of qualifying military service (as determined under such Act), contributions, benefits and service credit will be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE III

                 Normal, Early and Deferred Retirement Benefits
                 ----------------------------------------------

3.1  Normal Retirement Benefits
     --------------------------

          3.1.1 Normal Retirement: A Participant who retires on the Normal Retirement Date shall be entitled to receive a Normal Retirement Benefit determined under Section 3.1.2. Payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date, unless the Participant elects to defer commencement subject to Section 3.3.2.

          3.1.2 Amount of Normal Retirement Benefit: A Participant's monthly Normal Retirement Benefit shall be equal to the amount determined in accordance with the applicable Supplement.

          3.1.3 Reductions for Certain Benefits: A Participant's Normal Retirement Benefit shall be reduced by the value of any vested benefit payable to the Participant under the FMC Plan or any pension, profit sharing or other retirement plan other than the FTI Savings and Investment Plan (hereinafter called "Duplicate Benefit Plan") which is attributable to any period which counts as Credited Service under this Plan. For purposes of determining the amount of the reduction, the vested benefit under the Duplicate Benefit Plan shall be converted as of the Annuity Starting Date to a form which is identical and the Actuarial Equivalent of the form and amount of benefit which is to be paid under this Plan. The value of the Participant's vested benefit under the Duplicate Benefit Plan shall be determined as of the earlier of such date or the date distribution of such vested benefit was made or commenced.

3.2  Early Retirement Benefits
     -------------------------

          3.2.1 Early Retirement: A Participant who retires on or after the Early Retirement Date shall be entitled to receive an Early Retirement Benefit determined under Section 3.2.2. Payment of such benefit shall commence as of the first of the month coincident with or next following the Participant's Early Retirement Date or, if the Participant elects, as of the first day of any subsequent month, but not later than the Normal Retirement Date. Any such election of a deferred commencement date may be revoked at any time prior to such date and a new date may be elected by giving advance written notice to the Administrator in accordance with rules prescribed by the Administrator.

          3.2.2 Amount of Early Retirement Benefit: Subject to Section 3.2.3, a Participant's monthly Early Retirement Benefit shall be equal to an amount determined pursuant to Section 3.1.2 as in effect on the date the Participant's Years of Credited Service terminate, based on the Participant's Years of Credited Service as of such date.

          3.2.3 Early Retirement Reduction Factor: If a Participant's Early Retirement Benefit commences prior to the Participant's Normal Retirement Date, the Participant's Early

Retirement Benefit computed pursuant to Section 3.2.2 shall be reduced in accordance with the applicable Supplement.

3.3  Deferred Retirement Benefits
     ----------------------------

          3.3.1 Deferred Retirement: A Participant who retires after the Normal Retirement Date shall be entitled to receive a Normal Retirement Benefit determined under Section 3.1.2 commencing as of the first day of the month coinciding with or next following the date the Participant actually retires. Each Participant shall accrue additional benefits hereunder after the Participant's Normal Retirement Date with respect to the portion of the Normal Retirement Benefit which is attributable to contributions by the Company.

          3.3.2 Distribution Requirements: Except as hereinafter provided, unless the Participant elects otherwise in accordance with the terms of the Plan, payment of a Participant's retirement benefits will begin no later than 60 days after the close of the Plan Year in which the latest of the following events occurs:

          (a)    the Participant's 65th birthday;

          (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; and

          (c) the Participant terminates employment with the Company and all Affiliates.

          If the amount of the payment required to commence on the date determined under this Section 3.3.2 cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Administrator cannot locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under this Plan or the date the Participant is located.

          Notwithstanding any other provision of this Plan:

          (i) the accrued benefit of a Participant who attains age 70-1/2 on or after January 1, 2000 must be distributed or commence to be distributed no later than the April 1 following the later of
                 (1) the calendar year in which the Participant attains age 70-1/2 or (2) the calendar year in which the Participant retires (unless the Participant is a 5% owner, as defined in Code Section 416, of the Company with respect to the Plan Year in which the Participant attains age 70-1/2, in which case this Subsection (2) shall not apply); and

          (ii) the accrued benefit of a Participant who attains age 70-1/2 prior to January 1, 2000 must be distributed or commence to be distributed no later than the April 1 following the calendar year in which the Participant attains age 70-1/2 unless the Participant is not a 5% owner (as defined in Subsection (i)) and elects to defer distribution to the calendar year in which the Participant retires.

            All Plan distributions will comply with Code Section 401(a)(9), including Department of Treasury Regulation Section 1.401(a)(9)-2.

3.4  Suspension of Benefits
     ----------------------

          3.4.1 Prior to Normal Retirement Date: If a Participant receives retirement benefits under the Plan following a termination of employment prior to the Participant's Normal Retirement Date and again becomes an Employee prior to Normal Retirement Date, no retirement benefits shall be paid during such later period of employment and up to Normal Retirement Date. Any benefits payable under the Plan to or on behalf of the Participant at the time of the Participant's subsequent termination of employment shall be reduced by the Actuarial Equivalent of any benefits paid to the Participant after the Participant's earlier termination and prior to the Participant's Normal Retirement Date.

          3.4.2 After Normal Retirement Date: If (a) a Participant whose employment terminates again becomes an Employee after the Participant's Normal Retirement Date, or again becomes an Employee prior to the Participant's Normal Retirement Date and continues in employment beyond the Participant's Normal Retirement Date, or (b) a Participant continues in employment with the Company and Affiliates after the Participant's Normal Retirement Date without a prior termination, the following provisions of this Section 3.4.2 shall apply to the Participant as of the Participant's Normal Retirement Date or, if later, the Participant's date of reemployment.

          (i) For purposes of this Section 3.4.2, the following definitions shall apply:

                 (1)  Postretirement Date Service means each calendar month
                      ---------------------------
                      after a Participant's Normal Retirement Date and subsequent to the time that:

                      (A) payment of retirement benefits commenced to the Participant if the Participant returned to employment with the Company and Affiliates, or

                      (B) payment of retirement benefits would have commenced to the Participant if the Participant had not remained in employment with the Company and Affiliates,

                      if in either case the Participant receives pay from the Company and Affiliates for any Hours of Service performed on each of 8 or more days (or separate work shifts) in such calendar month.

                 (2)  Suspendable Amount means the monthly retirement benefits
                      ------------------
                      otherwise payable in a calendar month in which the Participant is engaged in Postretirement Date Service.

          (ii) Payment shall be permanently withheld on a portion of a Participant's retirement benefits, not in excess of the Suspendable Amount, for each calendar month during which the Participant is employed in Postretirement Date Service.

          (iii) If payments have been suspended pursuant to Subsection (ii) above, such payments shall resume no later than the first day of the third calendar month after the calendar month in which the Participant ceases to be employed in Postretirement Date Service; provided, however, that no payments shall resume until the Participant has complied with the requirements set forth in Subsection (vi) below. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume and any amounts withheld during the period between the cessation of Postretirement Date Service and the resumption of payment, less any amounts that are subject to offset pursuant to Subsection (iv) below.

          (iv) Retirement benefits made subsequent to Postretirement Date Service shall be reduced by (1) the Actuarial Equivalent of any benefits paid to the Participant prior to the time the Participant is reemployed after the Participant's Normal Retirement Date; and (2) the amount of any payments previously made during those calendar months in which the Participant was engaged in Postretirement Date Service; provided, however, that such reduction under Subsection (2) shall not exceed, in any one month, 25% percent of that month's total retirement benefits (excluding amounts described in Subsection (ii) above) that would have been due but for the offset.

          (v) Any Participant whose retirement benefits are suspended pursuant to Subsection (ii) of this Section 3.4.2 shall be notified (by personal delivery or certified or registered mail) during the first calendar month in which payments are withheld that the Participant's retirement benefits are suspended. Such notification shall include:

                 (1) a description of the specific reasons for the suspension of payments;

                 (2) a general description of the Plan provisions relating to the suspension;

                 (3)  a copy of the provisions;

                 (4) a statement to the effect that applicable Department of Labor Regulations may be found at Section 2530.203-3 of Title 29 of the Code of Federal Regulations;

                 (5) the procedure for appealing the suspension, which procedure shall be governed by Section 12.11; and

                 (6) the procedure for filing a benefits resumption notification pursuant to Subsection (vi) below.

                 If payments subsequent to the suspension are to be reduced by an offset pursuant to Subsection (iv) above, the notification shall specifically identify the periods of employment for which the amounts to be offset were paid, the Suspendable Amounts subject to offset, and the manner in which the Plan intends to offset such Suspendable Amounts.

          (vi) Payments shall not resume as set forth in Subsection (iii) above until a Participant performing Postretirement Date Service notifies the Administrator in writing of the cessation of such Service and supplies the Administrator with such proof of the cessation as the Administrator may reasonably require.

          (vii) A Participant may request, pursuant to the procedure contained in Section 12.11, a determination whether specific contemplated employment will constitute Postretirement Date Service.

3.5  Benefit Limitations
     -------------------

          3.5.1 Limitation on Accrued Benefit: Notwithstanding any other provision of the Plan, the annual benefit payable under the Plan to a Participant, when expressed as a monthly benefit commencing at the Participant's Social Security Retirement Age (as defined in Code Section 415(b)(8)), shall not exceed the lesser of (a) $7,500 or (b) the highest average of the Participant's monthly compensation for 3 consecutive calendar years, subject to the following:

          (i) The maximum shall apply to the Individual Life Annuity and to that portion of the 100% (or 50%, as applicable) Joint and Survivor's Annuity payable to the Participant during his lifetime.

          (ii) If a Participant has fewer than 10 years of participation in the Plan, the maximum dollar limitation of Subsection (a) above shall be multiplied by a fraction of which the numerator is the Participant's actual years of participation in the Plan (computed to fractional parts of a year) and the denominator is
                 10. If a Participant has fewer than 10 Years of Vesting Service, the maximum compensation limitation in Subsection (b) above shall be multiplied by a fraction of which the numerator is the Years of Vesting Service (computed to fractional parts of a year) and the denominator is 10. Provided, however, that in no event shall such dollar or compensation limitation, as applicable, be less than 1/10th of such limitation determined without regard to any adjustment under this Subsection (ii).

          (iii) As of January 1 of each year, 1/12th of the dollar limitation as determined by the Commissioner of Internal Revenue for that calendar year to reflect increases in the cost of living shall become effective as the maximum dollar limitation in Subsection (a) above for the Plan Year ending within that calendar year for Participants terminating in or after such Plan Year.

          (iv) The dollar limitation under Subsection (a) above shall be modified as follows to reflect commencement of retirement benefits on a date other than the Participant's Social Security Retirement Age:

                 (1) If the Participant's Social Security Retirement Age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each month by which benefits commence before the month in which the Participant attains age 65;

                 (2) If the Participant's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation under Subsection (a) above by 5/9ths of 1% for each of the first 36 months and by 5/12ths of 1% for each of the additional months by which benefits commence before the month in which the Participant attains Social Security Retirement Age;

                 (3) If the Participant's benefit commences prior to age 62, the dollar limitation shall be the actuarial equivalent of Subsection (a) above, payable at age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. Actuarial equivalence shall be determined using the greater of the interest rate assumption under the Plan for determining early retirement benefits or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations prior to January 1, 1995 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female);

                 (4) In the case of a Participant whose retirement benefit commences after Social Security Retirement Age, the dollar limitation shall be the actuarial equivalent of Subsection
                      (a) above payable at Social Security Retirement Age, using the lesser of the interest rate assumption under the Plan or 5% per year. The mortality basis for determining Actuarial Equivalence for terminations prior to January 1, 1995 shall be the 1983 Group Annuity Mortality Table (weighted 50% male and 50% female).

          (v) Notwithstanding the foregoing, the maximum as applied to any FMC Participant on April 1, 1987 shall in no event be less than the FMC Participant's "current accrued benefit" under the FMC Plan as of March 31, 1987, as that term is defined in Section 1106 of the Tax Reform Act of 1986.

          (vi) The maximum shall apply to the benefits payable to a Participant under the Plan and all other tax-qualified defined benefit plans of the Company and Affiliates (whether or not terminated), and benefits shall be reduced, if necessary, in the reverse of the chronological order of participation in such plans.

          3.5.2 Multiple Plan Reduction: With respect to a FMC Participant who did not have 1 Hour of Service after December 31, 1999 and who is (or has been) a participant in any defined contribution plan (whether or not terminated) maintained by FMC, the Company or an Affiliate, the sum of the FMC Participant's defined benefit plan fraction (as defined under Code Section 415(e)(2)) and defined contribution plan fraction (as defined under Code Section 415(e)(3)) shall not exceed 1. If such sum exceeds 1, the FMC Participant's defined benefit plan fraction shall be reduced until such sum equal 1.

3.6  FMC Participants' Benefits
     --------------------------

          The Normal Retirement Benefit, Early Retirement Benefit Termination Benefit, and Disability Retirement Benefit for each FMC Participant who is not an Employee and who does not complete an Hour of Service on or after May 1, 2001 shall, notwithstanding the provisions of Sections 3.1, 3.2, 3.3, 4.2 or 5.2 hereof, equal the accrued benefit of such FMC Participant as transferred from the FMC Plan in the FTI Spinoff.

                                   ARTICLE IV

                              Termination Benefits
                              --------------------

4.1  Termination of Service
     ----------------------

          Except as provided in the applicable Supplement, a Participant who has 5 Years of Vesting Service but who ceases to be an Employee before the Participant's Early Retirement Date for any reason other than death shall be entitled to receive a "Termination Benefit" determined under Section 4.2. Except as provided in the applicable Supplement, payment of such benefit shall commence as of the first day of the month coincident with or next following the Participant's Normal Retirement Date, unless the Participant elects to defer commencement subject to Section 3.3.2. Except as provided in the applicable Supplement, if the Participant satisfies the age requirement for an Early Retirement Benefit, the Participant may elect payment of the Actuarial Equivalent of the Participant's Termination Benefit to commence as of the first day of any month before such Normal Retirement Date and coincident with or following the Participant's Early Retirement Date. Any such election of the earlier Annuity Starting Date shall be made by giving advance written notice to the Administrator in accordance with rules prescribed by the Administrator. Except as provided in Article V and Article VII, no benefits shall be payable to any person if the Participant dies prior to the Annuity Starting Date. A terminated Participant who has no vested interest in the Participant's accrued benefit shall be deemed to have received a distribution of the Participant's entire vested benefit. The Committee or its delegatee may, in its discretion, fully vest a Participant in the Participant's accrued benefit in the event the Participant's employment with the Company is affected by a transaction undertaken by the Company.

4.2  Amount of Termination Benefit
     -----------------------------

          Except as provided in the applicable Supplement or Section 3.6, a Participant's monthly Termination Benefit shall be determined pursuant to
Section 3.1.2 as in effect on the date his Years of Vesting Service terminate based on the Participant's Years of Vesting Service as of such date. Except as provided in the applicable Supplement, if payment of the Participant's Termination Benefit commences before the Normal Retirement Date, the amount of the monthly benefit shall be reduced to an Actuarial Equivalent to reflect such earlier commencement.

                                    ARTICLE V

                         Disability Retirement Benefits
                         ------------------------------

5.1  Disability Retirement
     ---------------------

          To the extent provided in the applicable Supplement, a Participant who is an Employee and who satisfies the requirements for Disability Retirement in the applicable Supplement shall be entitled to receive a Disability Retirement Benefit determined under Section 5.2. If a Participant's Total and Permanent Disability ceases, the payment of the Participant's Disability Retirement Benefit shall cease.

5.2  Amount of Disability Retirement Benefit
     ---------------------------------------

          A Participant's Disability Retirement Benefit shall be determined pursuant to the applicable Supplement as in effect on the date the Participant's Years of Credited Service terminate.

                                   ARTICLE VI

                         Payment of Retirement Benefits
                         ------------------------------

6.1  Normal Form of Benefit
     ----------------------

          Except as otherwise provided in the applicable Supplement, a Participant's benefit shall be paid in the form of a 100% Joint and Survivor's Annuity, with the Participant's spouse as joint annuitant if the Participant is married on the Annuity Starting Date, and in the form of an Individual Life Annuity if the Participant is not married on the Annuity Starting Date, unless the Participant elects not to receive payments pursuant to this Section 6.1 and to receive payments in one of the optional forms permitted under Section 6.2. An election not to receive the normal form of benefit and to receive payment in an optional form shall satisfy the applicable requirements of Section 6.3.

6.2  Optional Forms of Benefit
     -------------------------

          Except as otherwise provided in the applicable Supplement, a married Participant may elect, with spousal consent and in accordance with Section 6.3, to receive the Participant's benefits in the form of an Individual Life Annuity.

6.3  Election of Benefits
     --------------------

          6.3.1 The Administrator shall provide each Participant with a written notice containing the following information:

          (a) a general description of the normal form of benefit payable under the Plan;

          (b) the Participant's right to make and the effect of an election to waive the normal form of benefit;

          (c) the right of the Participant's spouse not to consent to the Participant's election under Section 6.1;

          (d) the right of Participant to revoke such election, and the effect of such revocation;

          (e)    the optional forms of benefits available under the Plan; and

          (f) the Participant's right to request in writing information on the particular financial effect of an election by the Participant to receive an optional form of benefit in lieu of the normal form of benefit.

          6.3.2 The notice under Section 6.3.1 shall be provided to the Participant at each of the following times as shall be applicable to him:

          (a) not more than 90 days and not less than 30 days after a Participant who is in the employ of the Company or an Affiliate gives notice of the Participant's intention to terminate employment and commence receipt of the Participant's retirement benefits under the Plan; or

          (b) not more than 90 days and not less than 30 days prior to the attainment of age 65 of a Participant (whether or not the Participant has terminated employment) who has not previously commenced receiving retirement benefits.

          The election period in Section 6.3.3 for a Participant who requests additional information during the election period will be extended until 90 days after the additional information is mailed or personally delivered. Any such request shall be made only within 90 days after the date the information described in Section 6.3.1 is given to the Participant, and the Administrator shall not be obligated to comply with more than one such request. Any information provided pursuant to this Section 6.3.2 will be given to the Participant within 30 days after the date of the Participant's request and will be based upon the estimated benefits to which the Participant will be entitled as of the later of the first day on which such benefits could commence or the last day of the Plan Year in which the Participant's request is received. If a Participant files an election (or revokes an election) pursuant to this Section
6.3 less than 60 days prior to the Annuity Starting Date, such Participant's initial payments may be delayed for administrative reasons. In such event, the payments shall begin as soon as practicable and shall be made retroactively to such date.

          6.3.3 A Participant may make the election provided in Section 6.1 by filing the prescribed form with the Administrator at any time during the election period. The election period shall begin 90 days prior to the Participant's Annuity Starting Date. Such election shall be subject to the written consent of the Participant's spouse, acknowledging the effect of the election and witnessed by a Plan representative or a notary public. Such spousal consent shall not be required if the Participant establishes to the satisfaction of the Administrator that the consent of the spouse may not be obtained because there is no spouse or the spouse cannot be located. A spouse's consent shall be irrevocable. The election in Section 6.1 may be revoked or changed at any time during the election period but shall be irrevocable thereafter.

          6.3.4  Notwithstanding Section 6.3.3:

          (a) distribution of benefits may commence less than 30 days after the notice required pursuant to Section 6.3.1 is provided if:

                 (i) the Participant elects to waive the requirement that notice be given at least 30 days prior to the Annuity Starting Date; and

                 (ii) the distribution commences more than 7 days after such notice is provided.

          (b) The notice described in Section 6.3.1 may be provided after the Annuity Starting Date, in which case the applicable election period shall not end before the 30th day after the date on which such notice is provided, unless the Participant elects to waive the 30-day notice requirements pursuant to Subsection (a) above.

6.4  FMC Participants in Pay Status
     ------------------------------

          Notwithstanding any provision in the Plan to the contrary, each FMC Participant who had elected to receive and/or was receiving their normal retirement benefit, early retirement benefit, deferred retirement benefit, disability retirement benefit or termination benefit under the FMC Plan prior to the Effective Date shall on and after the Effective Date continue to receive such benefits in the same form, and in the same amount as such FMC Participant and/or, as applicable, FMC Joint Annuitant, was receiving or would have received under the FMC Plan prior to the Effective Date as if such benefits were paid by the FMC Plan. In addition, each FMC Beneficiary who was receiving benefits under the FMC Plan on behalf of an FMC Participant prior to the Effective Date shall continue to receive such benefits from this Plan after the Effective Date in the same form and in the same amount as if such benefits were paid by the FMC Plan.

                                   ARTICLE VII

                               Survivor's Benefits
                               -------------------

7.1  Surviving Spouse's Benefit
     --------------------------

          If a Participant who has 5 or more Years of Vesting Service dies before the Annuity Starting Date and leaves a surviving spouse to whom the Participant has been married for at least 12 months, the Participant's surviving spouse shall be entitled to receive a survivor's benefit for life. Except as otherwise provided in the applicable Supplement, the amount of such survivor's benefit shall be determined pursuant to Section 4.2 based upon the Participant's age and Years of Credited Service on the date of the Participant's death and paid in the form of a 50% Joint and Survivor's Annuity as if the Participant had died on the day before such benefits commence. Except as otherwise provided in the applicable Supplement, payment of the survivor's benefit shall commence on the first day of the month coincident with or next following the later of the first date the Participant could have commenced an Early Retirement Benefit or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

7.2  Certain Former Employees
     ------------------------

          FMC Participants who have 10 Years of Vesting Service but who have not been credited with an Hour of Service on or after August 23, 1984 and are not receiving benefits on that date shall be entitled to elect survivor's benefits only as follows:

          (a) if the FMC Participant is credited with an hour of service under the FMC Plan or a predecessor plan on or after September 2, 1974, but is not otherwise credited with an hour of service under the FMC Plan or this Plan in a Plan Year beginning on or after January 1, 1976, the Participant shall be afforded an opportunity to elect payment of benefits in the form of a 100% Joint and Survivor's Annuity; or

          (b) if the Participant is credited with an Hour of Service under this Plan, the FMC Plan, or a predecessor plan in a Plan Year beginning after December 31, 1975, the Participant shall be afforded the opportunity to elect a Surviving Spouse's Benefit under Section 7.1.

                                  ARTICLE VIII

                                   Fiduciaries
                                   -----------

8.1  Named Fiduciaries
     -----------------

          8.1.1 The Company is the Plan sponsor and a "named fiduciary" with respect to control over and management of the Plan's assets only to the extent that it (a) shall appoint the members of the Committee which administers the Plan at the Administrator's direction; (b) shall delegate its authorities and duties as "plan administrator," as defined under ERISA, to the Committee; and
(c) shall continually monitor the performance of the Committee.

          8.1.2 The Company, as Administrator, and the Committee, which administers the Plan at the Administrator's direction, are "named fiduciaries" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan. The Administrator is also the "administrator" and "plan administrator" of the Plan, as those terms are defined in ERISA Section 3(16)(A) and Code Section 414(g), respectively.

          8.1.3 The Trustee is a "named fiduciary" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to manage and control all Trust assets, except to the extent that authority is delegated to an Investment Manager or to the extent the Administrator or the Committee directs the allocation of Trust assets among general investment categories.

          8.1.4 The Company, the Administrator, and the Trustee are the only named fiduciaries of the Plan.

8.2  Employment of Advisers
     ----------------------

          A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice regarding any of the named fiduciary's or fiduciary's responsibilities under the Plan.

8.3  Multiple Fiduciary Capacities
     -----------------------------

          Any named fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

8.4  Payment of Expenses
     -------------------

          All Plan expenses, including expenses of the Administrator, the Committee, the Trustee, any Investment Manager and any insurance company, will be paid by the Trust Fund, unless a Participating Employer elects to pay some or all of those expenses.

8.5  Indemnification
     ---------------

          To the extent not prohibited by state or federal law, each Participating Employer agrees to, and will indemnify and save harmless the Administrator, any past, present, additional or replacement member of the Committee, and any other employee, officer or director of that Participating Employer, from all claims for liability, loss, damage (including payment of expenses to defend against any such claim) fees, fines, taxes, interest, penalties and expenses which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

                                   ARTICLE IX

                               Plan Administration
                               -------------------

9.1  Powers, Duties and Responsibilities of the Administrator and the Committee
     --------------------------------------------------------------------------

          9.1.1 The Administrator and the Committee have full discretion and power to construe the Plan and to determine all questions of fact or interpretation that may arise under it. Interpretation of the Plan or determination of questions of fact regarding the Plan by the Administrator or the Committee will be conclusively binding on all persons interested in the Plan.

          9.1.2 The Administrator and the Committee have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records, and to issue such forms as it deems necessary or proper to administer the Plan.

          9.1.3 Subject to the terms of the Plan, the Administrator and/or the Committee will determine the time and manner in which all elections authorized by the Plan must be made or revoked.

          9.1.4 The Administrator and the Committee have all the rights, powers, duties and obligations granted or imposed upon them elsewhere in the Plan.

          9.1.5 The Administrator and the Committee have the power to do all other acts in the judgment of the Administrator or the Committee necessary or desirable for the proper and advantageous administration of the Plan.

          9.1.6 The Administrator and the Committee will exercise all responsibilities in a uniform and nondiscriminatory manner.

9.2  Delegation of Administration Responsibilities
     ---------------------------------------------

          The Administrator and the Committee may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, the administrative responsibilities, including their fiduciary duties. The Committee may from time to time allocate or delegate to any subcommittee, member of the Committee and others, not necessarily employees of the Company, any of its duties relative to compliance with ERISA, administration of the Plan and related matters, including involving the exercise of discretion. The Company's duties and responsibilities under the Plan shall be carried out by its directors, officers and employees, acting on behalf of and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries. No director, officer nor employee of the Company shall be a fiduciary with respect to the Plan unless he or she is specifically so designated and expressly accepts such designation.

9.3  Committee Members
     -----------------

          The Committee shall consist of not less than 3 people, who need not be directors, and shall be appointed by the Chief Executive Officer of the Company. Any Committee member may resign and the Chief Executive Officer may remove any Committee member, with or without cause, at any time. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the Committee members at a meeting at which a quorum is present shall be the act of the Committee. The Committee can act by written consent signed by all of its members. Any members of the Committee who are Employees shall not receive compensation for their services for the Committee. No Committee member shall be entitled to act on or decide any matter relating solely to his or her status as a Participant.

                                    ARTICLE X

                               Funding of the Plan
                               -------------------

10.1 Appointment of Trustee
     ----------------------

          The Committee or its authorized delegatee will appoint the Trustee and either may remove it. The Trustee accepts its appointment by executing the Trust Agreement. A Trustee will be subject to direction by the Committee or its authorized delegatee or, to the extent specified by the Company, by an Investment Manager, and will have the degree of discretion to manage and control Plan assets specified in the Trust Agreement. Neither the Company nor any other Plan fiduciary will be liable for any act or omission to act of a Trustee, as to duties delegated to the Trustee.

10.2 Actuarial Cost Method
     ---------------------

          The Committee or its authorized delegatee shall determine the actuarial cost method to be used in determining costs and liabilities under the Plan pursuant to Section 301 et seq., of ERISA and Section 412 of the Code. The Committee or its authorized delegatee shall review such actuarial cost method from time to time, and if it determines from review that such method is no longer appropriate, then it shall petition the Secretary of the Treasury for approval of a change of actuarial cost method.

10.3 Cost of the Plan
     ----------------

          Annually the Committee or its authorized delegatee shall determine the normal cost of the Plan for the Plan Year and the amount (if any) of the unfunded past service cost on the basis of the actuarial cost method established for the Plan using actuarial assumptions which, in the aggregate, are reasonable. The Committee or its authorized delegatee shall also determine the contributions required to be made for each Plan Year by the Participating Employers in order to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year determined pursuant to Sections 302 through 305 of ERISA and Section 412 of the Code.

10.4 Funding Policy
     --------------

          The Participating Employers shall cause contributions to be made to the Plan for each Plan Year in the amount necessary to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year; provided, however, that this obligation shall cease when the Plan is terminated. In the case of a partial termination of the Plan, this obligation shall cease with respect to those Participants, Joint Annuitants and Beneficiaries who are affected by such partial termination. Each contribution is conditioned upon its deductibility under Section 404 of the Code and shall be returned to the Participating Employers within one year after the disallowance of the deduction (to the extent disallowed). Upon the Company's written request, a contribution that was made by a mistake of fact shall be returned to the Participating Employer within one year after the payment of the contribution.

10.5 Cash Needs of the Plan
     ----------------------

          The Committee or its authorized delegatee from time to time shall estimate the benefits and administrative expenses to be paid out of the Plan during the period for which the estimate is made and shall also estimate the contributions to be made to the Plan during such period by the Participating Employers. The Committee or its authorized delegatee shall inform the Trustees of the estimated cash needs of and contributions to the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly or other basis, as the Committee shall determine.

10.6 Public Accountant
     -----------------

          The Committee or its authorized delegatee shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required by Section 103(a)(3) of ERISA. The Committee or its authorized delegatee in its discretion may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

10.7 Enrolled Actuary
     ----------------

          The Committee or its authorized delegatee shall engage an enrolled actuary to prepare the actuarial statement described in Section 103(d) of ERISA and to render the opinion described in Section 103(a)(4) of ERISA. The Committee or its authorized delegatee in its discretion may remove and discharge the person so engaged, but in such event it shall engage a successor enrolled actuary to perform such examination and render such opinion.

10.8 Basis of Payments to the Plan
     -----------------------------

          All contributions to the Plan shall be made by the Participating Employers and no contributions shall be required of or permitted by Participants. From time to time the Participating Employers shall make such contributions to the Plan as the Company determines to be necessary or desirable in order to fund the benefits provided by the Plan and any expenses thereof which are paid out of the Trust Fund and in order to carry out the obligations of the Participating Employers set forth in Section 10.3. All contributions to the Plan shall be held by the Trustee in accordance with the Trust Agreement.

10.9 Basis of Payments from the Plan
     -------------------------------

          All benefits payable under the Plan shall be paid by the Trustee out of the Trust Fund pursuant to the directions of the Committee or its authorized delegatee and the terms of the Trust Agreement. The Trustee shall pay all proper expenses of the Plan and the Trust Fund out of the Trust Fund, except to the extent paid by the Participating Employers.

                                   ARTICLE XI

                          Plan Amendment or Termination
                          -----------------------------

11.1 Plan Amendment or Termination
     -----------------------------

          The Company may, subject to any applicable Collective Bargaining Agreement, amend, modify or terminate the Plan at any time by resolution of the Board or by resolution of or other action recorded in the minutes of the Administrator or Committee. Execution and delivery by the Administrator or the Committee or by the Chairman of the Board, the President, or any Vice President of the Company of an amendment to the Plan is conclusive evidence of the amendment, modification or termination. The Committee in any event shall have the authority to amend the Plan at any time to the extent that such amendments are required in order to obtain a favorable determination letter from the Internal Revenue Service regarding the Plan's qualification under the Code or to conform the Plan to such regulations and rulings as may be issued by the Internal Revenue Service or the United States Department of Labor.

11.2 Limitations on Plan Amendment
     -----------------------------

          No Plan amendment can:

          (a) authorize any part of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries;

          (b) decrease the accrued benefits of any Participant or his or her Beneficiary under the Plan; or

          (c) except to the extent permitted by law, eliminate or reduce an early retirement benefit or retirement-type subsidy (as defined in Code Section 411) or an optional form of benefit with respect to service prior to the date the amendment is adopted or effective, whichever is later.

11.3 Effect of Plan Termination
     --------------------------

          Upon termination of the Plan, each Participant's rights to benefits accrued hereunder shall be vested and nonforfeitable, and the Trust shall continue until the Trust Fund has been distributed as provided in Section 11.4. Any other provision hereof notwithstanding, the Participating Employers shall have no obligation to continue making contributions to the Plan after termination of the Plan. Except as otherwise provided in ERISA, neither the Participating Employers nor any other person shall have any liability or obligation to provide benefits hereunder after such termination in excess of the value of the Trust Fund. Upon such termination, Participants and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon partial termination of the Plan, this Section 11.3 shall apply only with respect to such Participants and Beneficiaries as are affected by such partial termination.

11.4 Allocation of Trust Fund on Termination
     ---------------------------------------

          On termination of the Plan, the Trust Fund shall be allocated by the Administrator on an actuarial basis among Participants and Beneficiaries in the manner prescribed by Section 4044 of ERISA. Any residual assets of the Trust Fund remaining after such allocation shall be distributed to the Company if (a) all liabilities of the Plan to Participants and Beneficiaries have been satisfied and (b) such a distribution does not contravene any provision of law. The foregoing notwithstanding, if any remaining assets of the Plan are attributable to Employee Contributions, such assets shall be equitably distributed to the Participants who made such contributions (or to their Beneficiaries) in accordance with their rate of contribution. Effective January 1, 1989, the benefit of any highly compensated employee or former employee (determined in accordance with section 414(g) of the Code and regulations thereunder) shall be limited to a benefit that is nondiscriminatory under section 401(a)(4) of the Code. In the event of a partial termination of the Plan, the Administrator shall arrange for the division of the Trust Fund, on a nondiscriminatory basis to the extent required by section 401 of the Code, into the portion attributable to those Participants and Beneficiaries who are not affected by such partial termination and the portion attributable to such persons who are so affected. The portion of the Trust Fund attributable to persons who are so affected shall be allocated in the manner prescribed by section 4044 of ERISA.

                                   ARTICLE XII

                            Miscellaneous Provisions
                            ------------------------

12.1 Subsequent Changes
     ------------------

          All benefits to which any Participant may be entitled hereunder shall be determined under the Plan in effect when the Participant ceases to be an Eligible Employee (or under the FMC Plan, as of the date each FMC Participant who is not an Employee ceased to be an eligible employee under the FMC Plan) and shall not be affected by any subsequent change in the provisions of the Plan, unless the Participant again becomes an Eligible Employee.

12.2 Plan Mergers
     ------------

          The Plan shall not be merged or consolidated with any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then been terminated). A list of other plans which have been merged into the FMC Plan or this Plan is attached hereto and made a part hereof as Exhibit A.

12.3 No Assignment of Property Rights
     --------------------------------

          The interest or property rights of any person in the Plan, in the Trust Fund or in any payment to be made under the Plan shall not be assignable nor be subject to alienation or option, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Section 12.3 shall be void. This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p). The Company shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders.

          In addition, the prohibition of this Section 12.3 will not apply to any offset of a Participant's benefit under the Plan against an amount the Participant is ordered or required to pay to the Plan under a judgment, order, decree or settlement agreement that meets the requirements as set forth in this
Section 12.3. The Participant must be ordered or required to pay the Plan under a judgment of conviction for a crime involving the Plan, under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or pursuant to a settlement agreement between the Secretary of Labor and the Participant in connection with a violation (or alleged violation) of that part 4. This judgment, order, decree or settlement agreement must expressly provide for the offset of all or part of the amount that must be paid to the Plan against the Participant's benefit under the Plan. In addition, if a Participant is entitled to receive a 100% Joint and Survivor Annuity under
Section 6.1 of the Plan or a Surviving Spouse's

Benefit under Section 7.1 of the Plan, and the Participant is married at the time at which the offset is to be made, the Participant's spouse must consent to the offset in accordance with the spousal consent requirements of Section 6.3.3 of the Plan, an election to waive the right of the spouse to the 100% Joint and Survivor Annuity (made in accordance with Section 6.3 of the Plan) or the Surviving Spouse's Benefit under Section 7.1 of the Plan, must be in effect, the spouse is ordered or required in the judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of Part 4 of subtitle B or ERISA Title I, or the spouse retains in the judgment, order, decree, or settlement the right to receive the survivor annuity under the 100% Joint and Survivor Annuity or under the Surviving Spouse's Benefit, determined in the following manner: the Participant terminated employment on the date of the offset, there was no offset, the Plan permitted the commencement of benefits only on or after Normal Retirement Age, the Plan provided only the minimum-required qualified joint and survivor annuity, and the amount of the Surviving Spouse's Benefit under the Plan is equal to the amount of the survivor annuity payable under the minimum-required qualified joint and survivor annuity. For purposes of this Section 12.3 the term "minimum-required qualified joint and survivor annuity" means a qualified joint and survivor annuity which is the Actuarial Equivalent of the Participant's accrued benefit and under which the survivor's annuity is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse.

12.4  Beneficiary
      -----------

          To the extent permitted by the applicable Supplement, the Beneficiary of a Participant shall be the person or persons so designated by such Participant with spousal consent and in accordance with Section 6.3. A Participant may revoke and change a designation of a Beneficiary at any time. A designation of a Beneficiary, or any revocation and change thereof, shall be effective only if it is made in writing in a form acceptable to the Administrator and is received by it prior to the Participant's death.

12.5  Benefits Payable to Minors, Incompetents and Others
      ---------------------------------------------------

          If any benefit is payable to a minor, an incompetent, or a person otherwise under a legal disability, or to a person the Administrator reasonably believes to be physically or mentally incapable of handling and disposing of his or her property, whether because of his or her advanced age, illness, or other physical or mental impairment, the Administrator has the power to apply all or any part of the benefit directly to the care, comfort, maintenance, support, education, or use of the person, or to pay all or any part of the benefit to the person's parent, guardian, committee, conservator, or other legal representative, wherever appointed, to the individual with whom the person is living or to any other individual or entity having the care and control of the person. The Plan, the Administrator and any other Plan fiduciary will have fully discharged all responsibilities to the Participant or Beneficiary entitled to a payment by making payment under the preceding sentence.

12.6  Employment Rights
      -----------------

          Nothing in the Plan shall be deemed to give any person a right to remain in the employ of the Company and Affiliates or affect any right of the Company or any Affiliate to terminate a person's employment with or without cause.

12.7  Proof of Age and Marriage
      -------------------------

          Participants and Beneficiaries shall furnish proof of age and marital status satisfactory to the Administrator at such time or times as it shall prescribe. The Administrator may delay the disbursement of any benefits under the Plan until all pertinent information with respect to age or marital status has been furnished and then make payment retroactively.

12.8  Small Annuities
      ---------------

          If the lump sum Actuarial Equivalent value of a retirement or survivor's benefit is $5,000 or less, such amount shall be paid in a lump sum as soon as administratively practicable following the Participant's retirement, termination of employment, or death.

          If a lump sum distribution is so paid and the Participant is thereafter reemployed by the Company, the Participant shall have the option to repay to the Plan the amount of such distribution, together with interest at the rate of 5% per annum (or such other rate as may be prescribed pursuant to section 411(c)(2)(C)(III) of the Code), compounded annually from the date of the distribution to the date of repayment. If a reemployed Participant does not make such repayment, no part of the Period of Service with respect to which the lump sum distribution was made shall count as Years of Vesting Service or Years of Credited Service.

12.9  Controlling Law
      ---------------

          The Plan and all rights thereunder shall be interpreted and construed in accordance with ERISA and, to the extent that state law is not preempted by ERISA, the law of the State of Illinois.

12.10 Direct Rollover Option
      ----------------------

          Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 12.10, a distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          (a) As used in this Section 12.10, an "eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specifiedperiod of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution(s) that is reasonably expected to total less than $200 during a year.

          (b) As used in this Section 12.10, an "eligible retirement plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
               Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. In the case of an eligible rollover distribution to the surviving spouse, however, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (c) As used in this Section 12.10, a "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          (d) As used in this Section 12.10, a "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

12.11 Claims Procedure
      ----------------

          12.11.1 Any application for benefits under the Plan and all inquiries concerning the Plan shall be submitted to the Company at such address as may be announced to Participants from time to time. Applications for benefits shall be in writing on the form prescribed by the Company and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant's surviving spouse or Beneficiary, as the case may be.

          12.11.2 The Company shall give written notice of its decision on any application to the applicant within 90 days. If special circumstances require a longer period of time the Company shall so notify the applicant within 90 days, and give written notice of its decision to the applicant within 180 days after receiving the application. In the event any application for benefits is denied in whole or in part, the Company shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure.

          12.11.3 The Company shall appoint a "Review Panel," which shall consist of three or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to any appeal from a denial of benefits under the Plan.

          12.11.4 Any person (or his authorized representative) whose for benefits is denied in whole or in part may appeal the denial by submitting to the Review Panel a request for a review of the application within 60 days after receiving written notice of the denial. The Company shall give the applicant or such representative an opportunity to review, by written request, pertinent materials (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: "Review Panel of the Employee Benefits Plan Committee, 200 East Randolph Drive, Chicago, Illinois 60601." The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          12.11.5 The Review Panel shall act upon each request for review within 60 days after receipt thereof. If special circumstances require a longer period of time the Review Panel shall so notify the applicant within 60 days, and give written notice of its decision to the applicant within 120 days after receiving the request for review. The Review Panel shall give notice of its decision to the Company and to the applicant in writing. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based.

          12.11.6 The Review Panel shall establish such rules and procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 12.11.

          12.11.7 No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (a) has submitted a written application for benefits in accordance with Section 12.10.1, (b) has been notified by the Company that the application is denied, (c) has filed a written request for a review of the application in accordance with Section 12.10.4 and
(d) has been notified in writing that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in
Section 12.11.5. A claimant may not bring an action for benefits in accordance with this Section 12.11.7 after 90 days after the Review Panel denies the claimant's application for benefits.

12.12 Participation in the Plan by an Affiliate
      -----------------------------------------

          12.12.1 With the consent of the Board, any Affiliate, by appropriate action of its board of directors, a general partner or the sole proprietor, as the case may be, may adopt the Plan and determine the classes of its Employees that will be Eligible Employees.

          12.12.2 A Participating Employer will have no power with respect to the Plan except as specifically provided herein.

12.13  Action by Participating Employers
       ---------------------------------

          Any action required to be taken by the Company pursuant to any Plan provisions will be evidenced in the manner set forth in Section 11.1. Any action required to be taken by a Participating Employer will be evidenced by a resolution of the Participating Employer's board of directors (or an authorized committee of that board). Participating Employer action may also be evidenced by a written instrument executed by any person or persons authorized to take the action by the Participating Employer's board of directors, any authorized committee of that board, or the stockholders. A copy of any written instrument evidencing the action by the Company or Participating Employer must be delivered to the secretary or assistant secretary of the Company or Participating Employer.

                                  ARTICLE XIII

                              Top Heavy Provisions
                              --------------------

13.1 Top Heavy Definitions
     ---------------------

          For purposes of this Article XIII and any amendments to it, the terms listed in this Section 13.1 have the meanings ascribed to them below.

          Aggregate Account means the value of all accounts maintained on behalf
          -----------------
of a Participant, whether attributable to Company or employee contributions, determined under applicable provisions of the defined contribution plan used in determining Top Heavy Plan status.

          Aggregation Group means the group of plans in a Mandatory Aggregation
          -----------------
Group, if any, that includes the Plan, unless including additional Related Plans in the group would prevent the Plan for being a Top Heavy Plan, in which case Aggregation Group means the group of plans in a Permissive Aggregation Group, if any, that includes the Plan.

          Compensation means compensation as defined in Code Section 415(c)(3)
          ------------
and Treasury regulations thereunder. For purposes of determining who is a Key Employee, Compensation will be applied by taking into account amounts paid by Affiliates who are not Participating Employers, as well as amounts paid by Participating Employers, and without applying the exclusions for amounts paid by a Participating Employer to cover an Employee's nonqualified deferred compensation FICA tax obligations and for gross-up payments on such FICA tax payments.

          Determination Date means, for a Plan Year, the last day of the
          ------------------
preceding Plan Year. If the Plan is part of an Aggregation Group, the Determination Date for each other plan will be, for any Plan Year, the Determination Date for that other plan that falls in the same calendar year as the Determination Date for the Plan.

          Key Employee means an employee described in Code Section 416(i)(1) and
          ------------
the regulations promulgated thereunder. Generally, a Key Employee is an Employee or former Employee who, at any time during the Plan Year containing the Determination Date or any of the 4 preceding Plan Years, is:

          (a) an officer of the Company or an Affiliate with annual Compensation greater than 50% of the amount in effect under Code
               Section 415(b)(1)(A);

          (b) one of the 10 Employees of the Company and all Affiliates owning (or considered to own within the meaning of Code Section 318) the largest interests in any of the Company and the Affiliates, but only if the Employee has annual Compensation greater than the limitation in effect under Code Section 415(c)(1)(A);

          (c)  a 5% owner of the Company or an Affiliate; or

          (d) a 1% owner of the Company or an Affiliate with annual Compensation from the Company and all Affiliates of more than $150,000.

          Mandatory Aggregation Group means each plan (considering the Plan and
          ---------------------------
Related Plans) that, during the Plan Year that contains the Determination Date or any of the 4 preceding Plan Years:

          (a)  had a participant who was a Key Employee; or

          (b) was required to be considered with a plan in which a Key Employee participated in order to enable the plan in which the Key Employee participated to meet the requirements of Code Section 401(a)(4) or 410(b).

          Non-key Employee means an Employee or former Employee who is not a Key
          ----------------
Employee.

          Permissive Aggregation Group means the group of plans consisting of
          ----------------------------
the plans in a Mandatory Aggregation Group with the Plan, plus any other Related Plan or Plans that, when considered as a part of the Aggregation Group, does not cause the Aggregation Group to fail to satisfy the requirements of Code Section 401(a)(4) or 410(b).

          Present Value of Accrued Benefits means, in the case of a defined
          ---------------------------------
benefit plan, a Participant's present value of accrued benefits determined as follows:

          (a) as of the most recent "Actuarial Valuation Date," which is the most recent valuation date within a 12-month period ending on the Determination Date;

          (b) as if the Participant terminated service as of the actuarial valuation date; and

          (c) the Actuarial Valuation Date must be the same date used for computing the defined benefit plan minimum funding costs, regardless of whether a valuation is performed that Plan Year.

          Present Value means, in calculating a Participant's present value of
          -------------
accrued benefits as of a Determination Date, the sum of:

          (a)  the Actuarial Equivalent present value of accrued benefits;

          (b) any Plan distributions made within the Plan Year that includes the Determination Date or within the 4 preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's present value of accrued benefits as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted;

          (c) any Employee Contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible Qualified Voluntary Employee Contributions shall not be considered to be a part of the Participant's present value of accrued benefits;

          (d) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Participant and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section 13.1. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers, as part of the Participant's present value of accrued benefits; and

          (e) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Participant or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's present value of accrued benefits, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

          Related Plan means any other defined contribution plan (a "Related
          ------------
Defined Contribution Plan") or defined benefit plan (a "Related Defined Benefit Plan") (both as defined in Code Section 415(k), maintained by the Company or an Affiliate.

          A Super Top Heavy Aggregation Group exists in any Plan Year for which,
            ---------------------------------
as of the Determination Date, the sum of the present value of accrued benefits and the Aggregate Accounts of Key Employees under all plans in the Aggregation Group exceeds 90% of the sum of the present value of accrued benefits and the Aggregate Accounts of all employees under all plans in the Aggregation Group. In determining the sum of the Present Value of Accrued Benefits and/or Aggregate Accounts for all employees, the present value of accrued benefits and/or Aggregate Accounts for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded.

          Super Top Heavy Plan means the Plan when it is described in the second
          --------------------
sentence of Section 13.2.

          A Top Heavy Aggregation Group exists in any Plan Year for which, as of
            ---------------------------
the Determination Date, the sum of the Present Value of Accrued Benefits for Key Employees under all plans in the Aggregation Group exceeds 60% of the sum of the Present Value of Accrued Benefits for all employees under all plans in the Aggregation Group. In determining the sum of the Present Value of Accrued Benefits for all employees, the Present Value of Accrued Benefits for any Non-key Employee who was a Key Employee for any Plan Year preceding the Plan Year that contains the Determination Date will be excluded.

                  Top Heavy Plan means the Plan when it is described in the
                  --------------
first sentence of Section 13.2.

13.2     Determination of Top Heavy Status
         ---------------------------------

                  This Plan is a Top Heavy Plan in any Plan Year in which it is a member of a Top Heavy Aggregation Group, including a Top Heavy Aggregation Group that includes only the Plan. The Plan is a Super Top Heavy Plan in any Plan Year in which it is a member of a Super Top Heavy Aggregation Group, including a Super Top Heavy Aggregation Group that includes only the Plan.

13.3     Minimum Benefit Requirement for Top Heavy Plan
         ----------------------------------------------

                  13.3.1 Minimum Accrued Benefit: The minimum accrued benefit (expressed as an Individual Life Annuity commencing at Normal Retirement Date) derived from Company contributions to be provided under this Section for each Non-key Employee who is a Participant for any Plan Year in which this Plan is a Top Heavy Plan shall equal the product of (a) 1/12th of "416 Compensation" averaged over 5 the consecutive Plan Years (or actual number of Plan Years if less) which produce the highest average and (b) the lesser of (i) 2% multiplied by Years of Vesting Service or (ii) 20%.

                  13.3.2 For purposes of providing the minimum benefit under Code Section 416, a Non-key Employee who is not a Participant solely because (a) his compensation is below a stated amount or (b) he declined to make mandatory contributions to the Plan will be considered to be a Participant.

                  13.3.3 For purposes of this Section 13.3, Years of Vesting Service for any Plan Year during which the Plan was not a Top Heavy Plan shall be disregarded.

                  13.3.4 For purposes of this Section 13.3, 416 Compensation for any Plan Year during which the Plan is a Top Heavy Plan shall be disregarded.

                  13.3.5 For the purposes of this Section 13.3, "416 Compensation" shall mean W-2 wages for the calendar year ending with or within the Plan Year, and shall be limited to $160,000 (as adjusted for cost-of-living in accordance with Section 401(a)(17)(B) of the Code) in Top Heavy Plan Years.

                  13.3.6 If payment of the minimum accrued benefit commences at a date other than Normal Retirement Date, or if the form of benefit is other than on Individual Life Annuity, the minimum accrued benefit shall be the Actuarial Equivalent of the minimum accrued benefit expressed as an Individual Life Annuity commencing at Normal Retirement Date.

                  13.3.7 To the extent required to be nonforfeitable under
Section 13.4, the minimum accrued benefit under this Section 13.3 may not be forfeited under Code Section 411(a)(3)(B) or Code Section 411(a)(3)(D).

13.4     Vesting Requirement for Top Heavy Plan
         --------------------------------------

                  13.4.1 Notwithstanding any other provision of this Plan, for any Top Heavy Plan Year, the vested portion of any Participant's accrued benefit shall be determined on the basis of the Participant's number of Years of Vesting Service according to the following schedule:

                        Years of Service           Percentage Vested
                        ----------------           -----------------
                             1 - 2                         0%
                               3                         100%

                  If in any subsequent Plan Year, the Plan ceases to be a Top Heavy Plan, the Company may, in its sole discretion, elect to continue to apply this vesting schedule in determining the vested portion of any Participant's accrued benefit, or revert to the vesting schedule in effect before this Plan became a Top Heavy Plan. Any such reversion shall be treated as a Plan amendment.

                  13.4.2 The computation of a Participant's nonforfeitable percentage of the Participant's interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. In the event that this Plan is amended to change or modify any vesting schedule, a Participant with at least 5 Years of Service as of the expiration date of the election period may elect to have the Participant's nonforfeitable percentage computed under the Plan without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of

                  (a)  the adoption date of the amendment,

                  (b)  the effective date of the amendment, or

                  (c) the date the Participant receives written notice of the amendment from the Company.

     To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized representative to execute the same this 1/st/ day of May, 2001, to be effective May 1, 2001, except as otherwise provided in the text herein.

                                           FMC Technologies, Inc.

                                           By: /s/ William H. Schumann III
                                              ----------------------------

                                           Member, Employee Welfare Benefits
                                           Plan Committee

                                    EXHIBIT A

                                  MERGED PLANS
                                  ------------

The following is a list of plans which have been previously merged into the FMC Plan, the effective date of such merger and the applicable Supplement containing the provisions of such prior plans which have been maintained in the FMC Plan and transferred to this Plan in the FTI Spinoff for the applicable FMC Participants. Notwithstanding any Plan provision to the contrary, the terms of the Supplement shall control with respect to the applicable FMC Participants. Unless otherwise defined in the Supplement, defined terms used in the Supplement have the meanings ascribed to them elsewhere in the Plan.

--------------------------------------------------------------------------------------------------------------------
                                                                           EFFECTIVE
                                                                            DATE OF                 SUPPLEMENT
                              PLAN                                           MERGER                   NUMBER
                              ----                                           ------                   ------

--------------------------------------------------------------------------------------------------------------------
Jetway Systems Division Pension Plan for Hourly Employees          May 27, 1994                         1
--------------------------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for Hourly Employees - Packaging   December 31, 1998                    2
Machinery Division, Green Bay, WI
--------------------------------------------------------------------------------------------------------------------
Smith Meter, Inc., Erie Plant Industrial Pension Plan              December 31, 1998                    3
--------------------------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan - Food Processing Machinery        December 31, 1998                    4
Division, Hoopeston
--------------------------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for San Jose Commercial Segment    December 31, 1998                    5
- Airline Equipment Division
--------------------------------------------------------------------------------------------------------------------
FMC Corporation Retirement Plan for San Jose Commercial Signal -   December 31, 1998                    6
Food Processing Machinery Division
--------------------------------------------------------------------------------------------------------------------

                                  SUPPLEMENT 1

                      JETWAY SYSTEMS DIVISION, OGDEN, UTAH
                      ------------------------------------

1-1      Eligible Employees
         ------------------

                  The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Jetway Systems Division who work in Ogden, Utah and are covered by the Collective Bargaining Agreement between the Company and the United Steelworkers of America Local Union 6162.

1-2      Actuarial Equivalent
         --------------------

                  Actuarial Equivalent, other than for purposes of Section 12.8
                  --------------------
of the Plan, shall be determined based on the UP-1983 Group Annuity Mortality table for males set back 1 year for the Participant and 5 years for the Beneficiary, and 8% interest compounded annually.

1-3      Average Monthly Earnings
         ------------------------

                  Average Monthly Earnings means the average for each
                  ------------------------
Participant determined by dividing total Considered Compensation during the Participant's 9-year Period of Service ending on his retirement or Severance from Service Date by 108. The denominator of 108 shall be reduced to the number of months actually worked if the Participant was not employed by the Company during that entire 9-year period. The denominator shall also be reduced in the case of Disability Retirement by the number of months without pay because of Disability in the last 6 months before retirement, and in all other cases shall be reduced by the greater of the number of months without pay (a) in excess of 3, during each absence, or (b) in excess of 12.

1-4      Considered Compensation
         -----------------------

                  Considered Compensation means the Base Pay paid to an
                  -----------------------
individual by the Company and/or any Affiliate during a Plan Year while that individual is a Participant. "Base Pay" means a Participant's regular hourly wage and does not include bonuses, amounts paid in lieu of regular vacation, overtime or other premium pay, deferred compensation, stock options, and other amounts that receive special tax treatment.

                  The annual amount of Considered Compensation taken into account for a Participant must not exceed $160,000 (as adjusted by the Internal Revenue Service for cost-of-living increases in accordance with Code Section 401(a)(17)(B).)

1-5      Normal Retirement Date
         ----------------------

                  Normal Retirement Date means the first day of the month
                  ----------------------
coinciding with or next following the Participant's 65th birthday.

1-6      Normal Retirement Benefit
         -------------------------

                  A Participant's monthly Normal Retirement Benefit shall be the greater of (a) or (b):

                  (a) 1.025% of Average Monthly Earnings multiplied by the Participant's Years of Credited Service.

                  (b) The product of the benefit rate provided below in effect at the termination of the Participant's Years of Credited Service multiplied by the Participant's Years of Credited Service.

                         Termination Date                      Benefit Rate
                         ----------------                      ------------
                         On or after September 1, 1998             $21.50
                         but before August 31, 1999

                         On or after September 1, 1999             $22.50

                  Effective October 8, 2000, each Participant's monthly Normal Retirement Benefit accrued under the formula described above shall be calculated and maintained as a frozen benefit ("Prior Formula Accrued Benefit"). For periods beginning on or after October 9, 2000, a Participant's Normal Retirement Benefit shall be equal to the greater of the prior Formula Accrued Benefit, if any, and the product of the benefit rate of $30.00 multiplied by the Participant's Years of Credited Service.

1-7      Early Retirement Date
         ---------------------

                  Early Retirement Date means the later of the Participant's
                  ---------------------
55th birthday and the date the Participant acquires 15 years of Credited
Service.

1-8      Early Retirement Reduction Factor
         ---------------------------------

                  If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be paid according to the reduced percentage provided below.

                -------------------------------------------------
                        Age Benefits             Reduced
                           Begin               Percentage
                -------------------------------------------------
                            65                   00.00%
                -------------------------------------------------
                            64                   93.00%
                -------------------------------------------------
                            63                   86.53%
                -------------------------------------------------
                            62                   80.60%
                -------------------------------------------------
                            61                   75.20%
                -------------------------------------------------
                            60                   70.33%
                -------------------------------------------------
                            59                   66.00%
                -------------------------------------------------
                            58                   62.20%
                -------------------------------------------------
                            57                   58.93%
                -------------------------------------------------
                            56                   56.20%
                -------------------------------------------------
                            55                   54.00%
                -------------------------------------------------


1-9       Disability Retirement
          ---------------------

                  A Participant who has completed 10 Years of Vesting Service who retires due to Total and Permanent Disability shall be eligible for a Disability Retirement Benefit.

                  Total and Permanent Disability means a total and permanent
                  ------------------------------
mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

1-10      Disability Retirement Benefit
          -----------------------------

                  If the Participant is eligible for unreduced Social Security benefits, the Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, without reduction for early commencement, but shall be no less than $100 per month. If the Participant is not eligible for unreduced Social Security benefits, the Participant's Disability Retirement Benefit shall be determined according to the preceding sentence, then increased by $100 per month.

1-11      Normal Form of Benefit
          ----------------------

                  A Participant's benefit shall be paid in the form of a 50% Joint and Survivor's Annuity, with the Participant's spouse as joint annuitant if the Participant is married on the Annuity Starting Date, and in the form of an Individual Life Annuity if the Participant is not married on the Annuity Starting Date, unless the Participant elects, in accordance with Section 6.3, not to receive payment in the normal form and to receive payment in one of the permitted optional forms.

1-12      Optional Forms of Benefit
          -------------------------

                  A Participant may elect, in accordance with Section 6.3, to receive the Participant's benefits in one of the following optional forms:

                  (a)      an Individual Life Annuity; or

                  (b) a 50% or 100% joint and survivor annuity, with the Participant's Beneficiary as the survivor.

1-13      Surviving Spouse's Benefit
          --------------------------

                           The amount of the surviving spouse's benefit shall be
determined pursuant to this Supplement as if the Participant had retired on the later of the Participant's 55th birthday or the date of the Participant's death. Payment of the survivor's benefit shall commence on the first day of the month next following the later of the Participant's 55th birthday or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

                                  SUPPLEMENT 2

               PACKAGING MACHINERY DIVISION, GREEN BAY, WISCONSIN
               --------------------------------------------------

2-1      Eligible Employees
         ------------------

                  The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for Hourly Employees - Packaging Machinery Division, Green Bay, Wisconsin ("Prior Plan") on the Freeze Date who had not yet received a full distribution of their benefit under such Prior Plan or the FMC Plan as of the Effective Date ("Participant").

2-2      Freeze Date
         -----------

                  Effective March 22, 1995 ("Freeze Date") the union group covering the Participants was decertified and the Prior Plan was frozen. No new participants entered the Prior Plan after the Freeze Date, and no benefits accrued under the Prior Plan after the Freeze Date.

2-3      Actuarial Equivalent
         --------------------

                  Actuarial Equivalent, other than for purposes of Section 12.8
                  --------------------
of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

2-4      Normal Retirement Date
         ----------------------

                  Normal Retirement Date means the first day of the month
                  ----------------------
coinciding with or next following the Participant's 65th birthday.

2-5      Normal Retirement Benefit
         -------------------------

                  A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

2-6      Early Retirement Date
         ---------------------

                  Early Retirement Date means the later of the Participant's
                  ---------------------
55th birthday and the date the Participant acquires 15 Years of Credited
Service.

2-7      Early Retirement Reduction Factor
         ---------------------------------

                  If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by 4% for each year between the Participant's Annuity Starting Date and the Participant's 65th birthday.

2-8      Surviving Spouse's Benefit
         --------------------------

                  The amount of the surviving spouse's benefit shall be determined pursuant to this Supplement as if the Participant had retired on the later of the Participant's 55th birthday or the date of the Participant's death. Payment of the survivor's benefit shall commence on the first day of the month next following the later of the Participant's 55th birthday or the Participant's death, unless the Participant's spouse elects to commence payment of benefits as of the first day of any subsequent month, but not later than the Participant's Normal Retirement Date.

2-9      Participants who were Salaried Employees
         ----------------------------------------

                  Participants who prior to the Freeze Date became salaried employees and as a result became covered under the FMC Corporation Salaried Employees' Retirement Plan ("Salaried Plan"), or its predecessor plan, were given certain distribution rights as described in Section 6.2.5 of the Salaried Plan that applied to benefits payable under the Plan and the Salaried Plan.

                                  SUPPLEMENT 3

                      SMITH METER PLANT, ERIE, PENNSYLVANIA
                      -------------------------------------

3-1      Eligible Employees
         ------------------

                  The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Smith Meter Plan who work in Erie, Pennsylvania and who are covered by the Collective Bargaining Agreement between the Company and the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America Local No. 714.

3-2      Actuarial Equivalent
         --------------------

                  Actuarial Equivalent, other than for purposes of Section 12.8
                  --------------------
of the Plan, shall be determined based on the UP-1984 Mortality Table (for nondisabled participants) and the 1965 Railroad Board Total Disabled Annuitants Mortality Table - Ultimate Rates (for disabled participants) and the interest rate used by the Pension Benefit Guaranty Corporation for valuing immediate annuities for defined benefit plans terminating on the preceding December 31. No adjustment to such interest rate shall be made if the difference between the otherwise current rate and the applicable PBGC rate is less than 0.5%.

3-3      Service
         -------

                  Break-In-Service occurs when a nonvested Employee does not
                  ----------------
accrue at least 170 Hours of Service during a calendar year. Any such break shall cause a forfeiture of prior Years of Vesting Service if the total years of consecutive Breaks-in-Service equals or exceeds the greater of five or the number of Years of Vesting Service.

If the number of consecutive Breaks-in-Service do not operate to cause a forfeiture of prior Years of Vesting Service, the prior Years of Vesting Service shall be reinstated after the Employee is again credited with 1/10th Year of Vesting Service. Further, if an Employee becomes eligible for a Disability Retirement Benefit and recovers prior to his 65th birthday, he shall retain his Years of Vesting Service upon return to active employment with the Company within 30 days after Disability Retirement Benefits cease.

         Hour of Service means:
         ---------------

         (a) Each hour during an applicable computation period for which an Employee is directly or indirectly paid or entitled to payment as an Employee for services performed, including back pay, irrespective of mitigation of damages, or such hours directly or indirectly paid for reasons other than the performance of duties during the applicable computation period, such as vacation, holidays, paid sick or funeral leaves, and similar paid periods of nonworking time, or periods of absence because of jury duty, military leaves and other Company approved leaves of absence. The number of Hours of Service to be credited to an Employee as a result of payment for other than duties performed shall be computed in accordance with such Employee's hourly rate of pay during that computation period for which payment is made.

         (b) Such Hours of Service which are paid for other than at the time they accrued shall be deemed accumulated for all purposes herein during the period for which they accrued irrespective of when payment is made.

         (c) The number of Hours of Service to be credited to an Employee for any computation period shall be governed by Sections 2530.200b-2(b) and (c) of the Labor Department Regulations relating to ERISA.

         (d) Anything contained herein to the contrary notwithstanding and solely for purposes of determining whether a Break-in-Service has occurred for purposes of Years of Vesting Service, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which Hours of Service cannot be determined, 8 Hours of Service per day of such absence. The total number of Hours of Service credited under this paragraph for any single continuous period shall not exceed 501 hours. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence, (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited in the Plan Year in which the absence begins if such crediting is required to prevent a Break-in-Service in such Plan Year, or (in all other cases) in the following Plan Year.

                  One Year Break-In-Service means any calendar year during which
                  -------------------------
an Employee completes less than 170 Hours of Service.

                  Year of Credited Service means (A) the Employee's Years of
                  ------------------------
Credited Service prior to the Effective Date, and (B) the Employee's Years of Vesting Service while the Employee is an Eligible Employee and after the Employee becomes a Participant. Notwithstanding the foregoing, benefit payments under this Plan for periods of service credited under any other retirement plans sponsored by the Company or an Affiliate as certified by the Administrator shall be reduced (but not below zero) by the amount of any benefit payments under such other plan for the same period of time.

                  Year of Vesting Service means (A) the Employee's Years of
                  -----------------------
Service prior to the Effective Date, and (B) the total number of calendar years in which the Employee is credited with 1000 or more Hours of Service, or, subject to the provisions of this Supplement on Break-In-Service, a proportionate credit for 1/10th of a Year of Vesting Service for each 100 Hours of Service credited during such calendar year if the Employee is credited with less than 1000 Hours of Service during such calendar year.

3-4      Normal Retirement Date
         ----------------------

                  Normal Retirement Date means the earlier of (a) the first date
                  ----------------------
the Participant has attained age 62 and completed 10 years of Vesting Service, or (b) the Participant's 65th birthday.

3-5      Normal Retirement Benefit
         -------------------------

                  A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by the Participant's Years of Credited Service:

                  Termination Date                            Benefit Rate
                  ----------------                            ------------
                  On or after January 1, 1999                   $25.00
                  but prior to January l, 2001

                  On or after January 1, 2001                   $26.00
                  but prior to January 1, 2002

                  On or after January 1, 2002                   $27.00
                  but prior to January 1, 2003

                  On or after January 1, 2003                   $28.00
                  but prior to January 1, 2004

                  On or after January 1, 2004                   $29.00
                  but prior to January 1, 2005

                  On or after January 1, 2005                   $29.00

                  Each Participant whose Years of Credited Service terminates after January 1, 2001, but prior to January 1, 2004 shall have their Normal Retirement Benefit recalculated effective January 1, 2004 using a monthly benefit rate of $29.00, provided that any such recalculation shall not increase the amount of Normal Retirement Benefit already paid to such Participant, but shall be applied solely to any Normal Retirement Benefit payable after January 1, 2004. A Participant's monthly Normal Retirement Benefit shall be increased by $20.00 per month after the Participant attains age 65, and by an additional $20.00 per month after the Participant's spouse attains age 65.

3-6      Early Retirement Date
         ---------------------

                  Early Retirement Date means the later of the Participant's
                  ---------------------
57th birthday and the date the Participant acquires 10 Years of Credited
Service.

3-7      Early Retirement Reduction Factor
         ---------------------------------

                  If a Participant's Early Retirement Benefit commences prior to age 62, the Participant's Early Retirement Benefit shall be reduced by a percentage equal to 4% multiplied by the number of years (prorated for any fraction of a year) from the Annuity Starting Date to the first day of the month following the Participant's 62nd birthday.

3-8      Disability Retirement
         ---------------------

                  A Participant who has completed 10 Years of Credited Service and suffers a Total and Permanent Disability while he is an Employee and before he has attained age 62 shall be eligible for a Disability Retirement Benefit.

                  Total and Permanent Disability means total disability by
                  ------------------------------
bodily injury or disease, physical or mental, or both, sufficient to prevent the Employee from engaging in any regular occupation or employment for remuneration or profit, which disability will be permanent and continuous during the remainder of the Employee's life; provided, however, that no Employee shall be deemed to be totally and permanently disabled for the purposes of the Plan if his incapacity consists of chronic alcoholism or addiction to narcotics, or if such incapacity was contracted, suffered or incurred while he was engaged in a felonious enterprise or resulted therefrom or resulted from an intentionally self-inflicted injury or resulted from service in the armed forces of any country. The existence of total and permanent disability shall be determined by the Committee on the basis of medical evidence satisfactory to it.

3-9      Disability Retirement Benefit
         -----------------------------

                  The Participant's Disability Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date his Total and Permanent Disability commences, multiplied by the Participant's Years of Credited Service as of such date:

                  Termination Date                                              Benefit Rate
                  ----------------                                              ------------
         On or after January 1, 1999 and prior to January 1, 2001               $50.00
         On or after January 1, 2001 and prior to January 1, 2002               $52.00
         On or after January 1, 2002 and prior to January 1, 2003               $54.00
         On or after January 1, 2003 and prior to January 1, 2004               $56.00
         On or after January 1, 2004 and prior to January 1, 2005               $58.00
         On or after January 1, 2005                                            $58.00

                  All disability retirement benefits shall be reduced by the amount of (a) worker's compensation benefits; and (b) any present or future payments on account of injury, disease or disability under the Federal Social Security Act, as amended, or any other Federal or State law under which the Company contributes through taxes or otherwise to benefits for injury, disease or disability of Employees whether occupational or non-occupational; provided however, that the provisions of this Section 3-9 shall not operate to reduce the disability retirement benefits to less than the retirement benefits to which the Participant would have been entitled had the Participant reached the Participant's 62nd birthday at time of disability retirement.

3-10     Normal Form of Benefit
         ----------------------

                  The normal form of benefit shall be a 50% Joint and Survivor's Annuity with the Participant's spouse as joint annuitant if he is married on the Annuity Starting Date, and an Individual Life Annuity if he is not married on the Annuity Starting Date.

3-11     Optional Forms of Benefit
         -------------------------

                  A Participant who is eligible for an Early or Normal Retirement Benefit may, with spousal consent and in accordance with Section 6.3, waive the normal form of benefit and elect one of the optional forms which shall be the Actuarial Equivalent of the normal form of benefit.

                  (a) an Individual Life Annuity, if the Participant is married;

                  (b)      a 100% or 66 - 2/3% Joint and Survivor's Annuity; or

                  (c) a joint and survivor's annuity pursuant to which, upon the Participant's death 50% of the amount paid to the Participant (reduced by 1% for each full year exceeding 10 by which the spouse is younger than the Participant) is paid to the Participant's spouse until the earlier of (i) the spouse's death; (ii) remarriage; or (iii) a total of 120 payments have been made to the Participant and spouse. No benefit shall be paid to the Participant's spouse if the Participant and spouse were married less than 12 months at the time of the Participant's death.

3-12     Surviving Spouse's Benefit
         --------------------------

                  If the Participant had attained Early Retirement Date, the amount of the surviving spouse's benefit shall be 50% of the benefit the Participant would have received if the Participant had elected an Individual Life Annuity commencing on the day before the Participant's death.

                  If the Participant had not attained Early Retirement Date, the amount of the surviving spouse's benefit shall be equal to the survivor's benefit under the 50% Joint and Survivor's Annuity the Participant would have received if the Participant had elected such annuity commencing at age 57 or the day before the Participant's death, if later.

                  Monthly surviving spouse benefits payable under this Section 3-12 shall be reduced by 1% for each full year exceeding 10 years by which the surviving spouse is younger than the Participant.

                                  SUPPLEMENT 4

             FOOD PROCESSING MACHINERY DIVISION, HOOPESTON, ILLINOIS
             -------------------------------------------------------

4-1      Eligible Employees
         ------------------

                  The terms of this Supplement apply only to Eligible Employees of the FMC Corporation Food Processing Machinery Division who work in Hoopeston, Illinois and who are covered by the Collective Bargaining Agreement between the Company and the Allied Industrial Workers of America, AFL-CIO Local 985.

4-2      Actuarial Equivalent
         --------------------

                  Actuarial Equivalent, other than for purposes of Section 12.8
                  --------------------
of the Plan, shall be determined based on the 1971 Group Annuity Table (weighted 95% male, 5% female) and 6% interest compounded annually.

4-3      Commencement of Participation
         -----------------------------

                  An Eligible Employee shall become a Participant as of the date the Participant completes 1 year of Credited Service.

4-4      Normal Retirement Date
         ----------------------

                  Normal Retirement Date means the first day of the month
                  ----------------------
coinciding with or next following the Participant's 65th birthday.

4-5      Normal Retirement Benefit
         -------------------------

                  A Participant's monthly Normal Retirement Benefit shall be determined by multiplying the fixed rate provided below in effect on the date the Participant's Years of Credited Service terminate, multiplied by his Years of Credited Service:

              Termination Date                            Benefit Rate
              ----------------                            ------------
         On or after December 1, 1998                         $26.00
         On or after December 1, 1999                         $30.00

4-6      Early Retirement Reduction Factor
         ---------------------------------

                  If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 4% for each full year between the Annuity Starting Date and the Participant's 65/th/ birthday.

4-7      Optional Form of Benefits
         -------------------------

                  (a) A married Participant may elect, with spousal consent and in accordance with Section 6.3, to receive the Participant's benefits in one of the following forms:

                           (i)      an Individual Life Annuity;

                           (ii) a 50% joint and survivor's annuity with the Participant's Beneficiary as survivor; or

                           (iii) a 100% joint and survivor's annuity with the Participant's Beneficiary as survivor.

                  (b) An unmarried Participant who is eligible for Normal Retirement, Early Retirement or Disability Retirement Benefits may elect, in accordance with Section 6.3, to receive the Participant's benefits in one of the following forms:

                           (i) a 50% joint and survivor's annuity with the Participant's Beneficiary as survivor; or

                           (ii) a 100% joint and survivor's annuity with the Participant's Beneficiary as survivor.

4-8      Disability Retirement
         ---------------------

                  A Participant who has completed 15 Years of Credited Service as of the date Total and Permanent Disability has endured for a period of 13 weeks shall be eligible for a Disability Retirement Benefit.

                  Total and Permanent Disability means a total and permanent
                  ------------------------------
mental or physical disability of a Participant and confirmed by medical examination of a physician selected by the Company or the Participant, and confirmed by medical examination of a physician selected by the other party, whether or not such disability arose out of or during the course of employment, of a nature preventing such Participant from engaging in any occupation for compensation for the balance of the Participant's life.

4-9      Disability Retirement Benefit
         -----------------------------

                  The Participant's Disability Retirement Benefit shall be determined pursuant to Section 3.1.2, based on the Participant's Years of Credited Service to the date of the Participant's Disability Retirement.

                  The Disability Retirement payment shall commence with the first day of the month immediately following the expiration of the 13-week period described in Section 4-8 of this Supplement or medical certification of disability, whichever shall be later.

                  Such payment shall also take into account and have deducted therefrom any benefits paid or payable, now or in the future, to the Participant by way of (a) Worker's Compensation payments; (b) public pension payments (except Social Security Disability and Military pension payments); and (c) 1/2 of any accident or health insurance benefit payment as may be provided by any program as now or in the future made available by the Company or placed in effect by any governmental authority for the benefit of Participants; however, any lump sum award under (a) and (c) above shall not be deducted. Any Participant who shall receive a Disability Retirement Benefit shall be subject to reexamination by a physician of the Company at any time the Company may so request and if, in the opinion of the Company, the Total and Permanent Disability of the Participant shall no longer continue to exist, such Participant's right to a continuance of Disability Retirement Benefit payment shall cease. Failure or refusal of a Participant to submit to medical examination as requested by the Company shall be cause of cancellation of the Disability Retirement Benefit. Such disabled Participant shall, however, be entitled to Early or Normal Retirement benefit payments upon qualification by the Participant under the requirements set forth in Section 3.1 and Section 3.2. In no event, however, shall any Participant be entitled to receive both a Disability Retirement Benefit and an Early or Normal Retirement Benefit, it being intended that there should be no duplication of retirement benefits.

                                  SUPPLEMENT 5

                AIRLINE EQUIPMENT DIVISION, SAN JOSE, CALIFORNIA

5-1      Eligible Employees
         ------------------

                  The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for San Jose Commercial Segment Hourly Employees ("Prior Plan") on the Freeze Date who were a part of the Airline Equipment Division and who have not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

5-2      Freeze Date
         -----------

                  Effective July 28, 1982 ("Freeze Date"), the Participants had their benefits in the Prior Plan frozen as a result of the closure of the Airline Equipment Division in San Jose, California. No new Participants entered the Prior Plan after the Freeze Date, and no benefits accrued to Participants under the Prior Plan after the Freeze Date.

5-3      Actuarial Equivalent
         --------------------

                  Actuarial Equivalent, other than for purposes of Section 12.8
                  --------------------
of the Plan, shall be determined based on the 1951 Group Annuity Mortality Table and 3.5% interest compounded annually.

5-4      Normal Retirement Date
         ----------------------

                  Normal Retirement Date means the first day of the month
                  ----------------------
coinciding with or next following the Participant's 65/th/ birthday.

5-5      Normal Retirement Benefit
         -------------------------

                  A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

5-6      Early Retirement Date
         ---------------------

                  Early Retirement Date means the later of the Participant's
                  ---------------------
55th birthday and the date the Participant acquires 10 Years of Vesting Service.

5-7      Early Retirement Reduction Factor
         ---------------------------------

                  If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced by 5/12 of 1% for each month between his Annuity Starting Date and the Participant's 65/th/ birthday.

5-8      Termination Benefits Reduction Factor
         -------------------------------------

                  If a Participant's Termination Benefit commences prior to age 65, the Participant's Termination Benefit shall be reduced to the Actuarial Equivalent of the Participant's basic benefit in accordance with Tables A or B attached hereto.

Based on Age of Participant on Commencement of Early Retirement Benefit

----------------------------------------------------------------------------------------------------------------------------

MALE PARTICIPANT (Table A)
----------------------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------- MONTHS -------------------------------------------------
  YEARS      0         1         2          3        4         5         6         7         8       9       10      11
----------------------------------------------------------------------------------------------------------------------------
    55     44.74%    45.01%    45.28%    45.56%    45.83%    46.10%    46.37%    46.64%    46.91%   47.19%  47.46%  47.73%
----------------------------------------------------------------------------------------------------------------------------

    56     48.00     48.30     48.60     48.90     49.20     49.50     49.80     50.09     50.39    50.69   50.99   51.29
----------------------------------------------------------------------------------------------------------------------------

    57     51.59     51.92     52.25     52.58     52.91     53.24     53.57     53.91     54.24    54.57   54.90   55.23
----------------------------------------------------------------------------------------------------------------------------

    58     55.56     55.93     56.30     56.66     57.03     57.40     57.77     58.13     58.50    58.87   59.24   59.60
----------------------------------------------------------------------------------------------------------------------------

    59     59.97     60.38     60.79     61.19     61.60     62.01     62.42     62.83     63.24    63.64   64.05   64.46
----------------------------------------------------------------------------------------------------------------------------

    60     64.87     65.33     65.78     66.24     66.69     67.15     67.60     68.06     68.52    68.97   69.43   69.88
----------------------------------------------------------------------------------------------------------------------------

    61     70.34     70.85     71.36     71.88     72.39     72.90     73.41     73.92     74.43    74.95   75.46   75.97
----------------------------------------------------------------------------------------------------------------------------

    62     76.48     77.06     77.63     78.21     78.78     79.36     79.93     80.51     81.08    81.66   82.23   82.81
----------------------------------------------------------------------------------------------------------------------------

    63     83.38     84.03     84.68     85.32     85.97     86.62     87.27     87.92     88.57    89.21   89.86   90.51
----------------------------------------------------------------------------------------------------------------------------

    64     91.16     91.90     92.63     93.37     94.11     94.84     95.58     96.32     97.05    97.79   98.53   99.26
----------------------------------------------------------------------------------------------------------------------------

FEMALE PARTICIPANT (Table B)
----------------------------------------------------------------------------------------------------------------------------
         ----------------------------------------------------- MONTHS ----------------------------------------------------
  YEARS      0        1         2       3           4         5         6         7          8       9       10     11
----------------------------------------------------------------------------------------------------------------------------
    55     49.50%    49.76%    50.03%    50.29%    50.56%    50.82%    51.09%    51.35%    51.61%   51.88%  52.14%  52.41%
----------------------------------------------------------------------------------------------------------------------------

    56     52.67     52.96     53.25     53.54     53.83     54.12     54.41     54.69     54.98    55.27   55.56   55.85
----------------------------------------------------------------------------------------------------------------------------

    57     56.14     56.46     56.77     57.09     57.40     57.72     58.03     58.35     58.66    58.98   59.29   59.61
----------------------------------------------------------------------------------------------------------------------------

    58     59.92     60.27     60.61     60.96     61.31     61.65     62.00     62.35     62.69    63.04   63.39   63.73
----------------------------------------------------------------------------------------------------------------------------

    59     64.08     64.46     64.84     65.22     65.60     65.98     66.36     66.74     67.12    67.50   67.88   68.26
----------------------------------------------------------------------------------------------------------------------------

    60     68.64     69.06     69.48     69.90     70.32     70.74     71.16     71.57     71.99    72.41   72.83   73.25
----------------------------------------------------------------------------------------------------------------------------

    61     73.67     74.13     74.60     75.06     75.53     75.99     76.46     76.92     77.38    77.85   78.31   78.78
----------------------------------------------------------------------------------------------------------------------------

    62     79.24     79.76     80.27     80.79     81.30     81.82     82.33     82.85     83.36    83.88   84.39   84.91
----------------------------------------------------------------------------------------------------------------------------

    63     85.42     85.99     86.57     87.14     87.72     88.29     88.87     89.44     90.01    90.59   91.16   91.74
----------------------------------------------------------------------------------------------------------------------------
    64     92.31     92.95     93.59     94.23     94.87     95.51     96.15     96.80     97.44    98.08   98.72   99.36
----------------------------------------------------------------------------------------------------------------------------

                                  SUPPLEMENT 6

            FOOD PROCESSING MACHINERY DIVISION, SAN JOSE, CALIFORNIA
            --------------------------------------------------------

6.1      Eligible Employees
         ------------------

                  The terms of this Supplement apply only to individuals participating in the FMC Corporation Retirement Plan for San Jose Commercial Segment Hourly Employees ("Prior Plan") on the Freeze Date who were a part of the Food Processing Division and who have not yet received a full distribution of their benefit under such Prior Plan as of the Effective Date ("Participant").

6-2      Freeze Date
         -----------

                  Effective December 31, 1980 ("Freeze Date"), the Participants had their benefits in the Prior Plan frozen. No new Participants entered the Prior Plan after the Freeze Date, and no benefits accrued to any Participants under the Prior Plan after the Freeze Date.

6-3      Actuarial Equivalent
         --------------------

                  Actuarial Equivalent, other than for purposes of Section 12.8
                  --------------------
of the Plan, shall be determined based on the 1951 Group Annuity Mortality Table and 3.5% interest compounded annually.

6-4      Normal Retirement Date
         ----------------------

                  Normal Retirement Date means the first day of the month
                  ----------------------
coinciding with or next following the Participant's 65/th/ birthday.

6-5      Normal Retirement Benefit
         -------------------------

                  A Participant's monthly Normal Retirement Benefit shall be the Participant's monthly normal retirement benefit accrued under the Prior Plan as of the Freeze Date.

6-6      Early Retirement Date
         ---------------------

                  Early Retirement Date means the later of the Participant's
                  ---------------------
55th birthday and the date the Participant acquires 15 Years of Vesting Service.

6-7      Early Retirement Reduction Factor
         ---------------------------------

                  If a Participant's Early Retirement Benefit commences prior to age 65, the Participant's Early Retirement Benefit shall be reduced to the Actuarial Equivalent of the Participant's Normal Retirement Benefit in accordance with Tables A or B attached hereto.

6-8      Termination Benefits Reduction Factor
         -------------------------------------

                  If a Participant's Termination Benefit commences prior to age 65, the Participant's Termination Benefit shall be reduced to the Actuarial Equivalent of the Participant's basic benefit in accordance with Tables A or B attached hereto.

Based on Age of Participant on Commencement of Early Retirement Benefit

-------------------------------------------------------------------------------------------------------------------------

MALE PARTICIPANT (Table A)
-------------------------------------------------------------------------------------------------------------------------
         ----------------------------------------------------- MONTHS -------------------------------------------------
  YEARS      0        1         2         3          4         5        6        7          8        9        10      11
-------------------------------------------------------------------------------------------------------------------------
    55     44.74%   45.01%    45.28%    45.56%    45.83%    46.10%    46.37%    46.64%    46.91%   47.19%   47.46%  47.73%
-------------------------------------------------------------------------------------------------------------------------

    56     48.00    48.30     48.60     48.90     49.20     49.50     49.80     50.09     50.39    50.69    50.99   51.29
-------------------------------------------------------------------------------------------------------------------------

    57     51.59    51.92     52.25     52.58     52.91     53.24     53.57     53.91     54.24    54.57    54.90   55.23
-------------------------------------------------------------------------------------------------------------------------

    58     55.56    55.93     56.30     56.66     57.03     57.40     57.77     58.13     58.50    58.87    59.24   59.60
-------------------------------------------------------------------------------------------------------------------------

    59     59.97    60.38     60.79     61.19     61.60     62.01     62.42     62.83     63.24    63.64    64.05   64.46
-------------------------------------------------------------------------------------------------------------------------

    60     64.87    65.33     65.78     66.24     66.69     67.15     67.60     68.06     68.52    68.97    69.43   69.88
-------------------------------------------------------------------------------------------------------------------------

    61     70.34    70.85     71.36     71.88     72.39     72.90     73.41     73.92     74.43    74.95    75.46   75.97
-------------------------------------------------------------------------------------------------------------------------

    62     76.48    77.06     77.63     78.21     78.78     79.36     79.93     80.51     81.08    81.66    82.23   82.81
-------------------------------------------------------------------------------------------------------------------------

    63     83.38    84.03     84.68     85.32     85.97     86.62     87.27     87.92     88.57    89.21    89.86   90.51
-------------------------------------------------------------------------------------------------------------------------

    64     91.16    91.90     92.63     93.37     94.11     94.84     95.58     96.32     97.05    97.79    98.53   99.26
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

FEMALE PARTICIPANT (Table B)
-------------------------------------------------------------------------------------------------------------------------
         ----------------------------------------------------- MONTHS -------------------------------------------------
  YEARS      0        1        2         3         4         5         6          7        8         9      10      11
-------------------------------------------------------------------------------------------------------------------------
    55     49.50%   49.76%    50.03%    50.29%    50.56%    50.82%    51.09%    51.35%    51.61%    51.88%  52.14%  52.41%
-------------------------------------------------------------------------------------------------------------------------

    56     52.67    52.96     53.25     53.54     53.83     54.12     54.41     54.69     54.98     55.27   55.56   55.85
-------------------------------------------------------------------------------------------------------------------------

    57     56.14    56.46     56.77     57.09     57.40     57.72     58.03     58.35     58.66     58.98   59.29   59.61
-------------------------------------------------------------------------------------------------------------------------

    58     59.92    60.27     60.61     60.96     61.31     61.65     62.00     62.35     62.69     63.04   63.39   63.73
-------------------------------------------------------------------------------------------------------------------------

    59     64.08    64.46     64.84     65.22     65.60     65.98     66.36     66.74     67.12     67.50   67.88   68.26
-------------------------------------------------------------------------------------------------------------------------

    60     68.64    69.06     69.48     69.90     70.32     70.74     71.16     71.57     71.99     72.41   72.83   73.25
-------------------------------------------------------------------------------------------------------------------------

    61     73.67    74.13     74.60     75.06     75.53     75.99     76.46     76.92     77.38     77.85   78.31   78.78
-------------------------------------------------------------------------------------------------------------------------

    62     79.24    79.76     80.27     80.79     81.30     81.82     82.33     82.85     83.36     83.88   84.39   84.91
-------------------------------------------------------------------------------------------------------------------------

    63     85.42    85.99     86.57     87.14     87.72     88.29     88.87     89.44     90.01     90.59   91.16   91.74
-------------------------------------------------------------------------------------------------------------------------
    64     92.31    92.95     93.59     94.23     94.87     95.51     96.15     96.80     97.44     98.08   98.72   99.36
-------------------------------------------------------------------------------------------------------------------------